PROSPECTUS
FEBRUARY 27, 1998

                 MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
                     MERRILL LYNCH RETIREMENT SERIES TRUST

  P.O. Box 9011, Princeton, New Jersey 08543-9011 . Phone No. (609) 282-2800

                           -------------------------

  The investment objectives of the Merrill Lynch Retirement Reserves Money Fund (the "Money Market Fund") are to seek current income, preservation of capital, and liquidity available from investing in a diversified portfolio of short-term money market securities. These securities primarily consist of U.S. Government and agency securities, bank certificates of deposit and bankers' acceptances, commercial paper and repurchase agreements. For purposes of its investment policies, the Money Market Fund defines short-term money market securities as having a maturity of no more than 762 days (25 months) in the case of U.S. Government and Government agency securities and no more than 397 days (13 months) in the case of all other securities. THE MONEY MARKET FUND SEEKS TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE, ALTHOUGH THIS CANNOT BE ASSURED. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. The Money Market Fund is the only existing series of Merrill Lynch Retirement Series Trust (the "Trust"), which is a Massachusetts business trust.

  Shares of the Money Market Fund are offered to participants in the self-directed retirement plans for which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") acts as passive custodian (the "Self-Directed Plans"). For a description of the Self-Directed Plans, see Appendix A to the Statement of Additional Information referred to below. The participant in each Self-Directed Plan is responsible for making investment decisions concerning the funds contributed to his or her Self-Directed Plan. Participants in the Self-Directed Plans may elect to have cash balances in their accounts automatically invested in shares of the Money Market Fund. Shares of the Money Market Fund are also offered to certain independent pension, profit-sharing, annuity and other qualified plans.

  The Money Market Fund is authorized to offer two classes of shares. Both Class I and Class II shares are or will be sold at their net asset value without any sales charge; however, Class II shares will be sold subject to an ongoing distribution fee. As of the date of this Prospectus, Class II shares are not yet offered. There is no minimum initial or subsequent purchase requirement. Shares may be redeemed at any time at net asset value as described herein. See "Purchase of Shares" and "Redemption of Shares."

                           -------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION NOR HAS THE  SECURITIES AND EXCHANGE COMMISSION PASSED
   UPON THE ACCURACY OR ADEQUACY  OF THIS PROSPECTUS. ANY REPRESENTATION TO
    THE CONTRARY IS A CRIMINAL OFFENSE.

                           -------------------------

  This Prospectus is a concise statement of information about the Trust and the Money Market Fund that is relevant to making an investment in the Money Market Fund. This Prospectus should be read carefully and retained for future reference. A statement containing additional information about the Trust and the Money Market Fund, dated February 27, 1998 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Money Market Fund at the above telephone number or address. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Trust. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                           -------------------------

                    MERRILL LYNCH ASSET MANAGEMENT--MANAGER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                                   FEE TABLE

ANNUAL FUND OPERATING EXPENSES                            CLASS       CLASS
 (AS A PERCENTAGE OF AVERAGE NET ASSETS):                  I(A)       II(B)
                                                      ----------  ----------
  Management Fees(c).................................       0.37%       0.37%
  12b-1 Fees.........................................       None        0.20%(d)
  Other Expenses
      Shareholder Servicing Fees(e).................. 0.14%       0.14%
      Other.......................................... 0.03%       0.03%
                                                      ----        ----
      Total Other Expenses...........................       0.17%       0.17%
                                                            ----        ----
  Total Money Market Fund Operating Expenses(f)......       0.54%       0.74%
                                                            ====        ====

--------
(a) Information for Class I shares is stated for the fiscal year ended October 31, 1997.
(b) As of the date of this Prospectus, Class II shares are not yet offered. Class II expenses have been estimated for the fiscal year ending October 31, 1998 assuming Class II shares were outstanding for a full year.
(c) See "Management of the Trust--Management and Advisory Arrangements"--page
    9.
(d) See "Purchase of Shares--Class II Shares"-- page 11.
(e) See "Management of the Trust--Transfer Agency Services"--page 10.
(f) The Money Market Fund has no minimum initial or subsequent purchase requirement. Therefore, there are a large number of Money Market Fund accounts of relatively small asset size, and as a result, the total operating expenses of the Money Market Fund may be higher than the expenses incurred in other money market funds.

EXAMPLE:

                                   CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                   -------------------------------------------
                                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                   -------------------- ---------- -----------
   An investor would pay the fol-
   lowing expenses on a $1,000
   investment, assuming the Total
   Money Market Fund Operating
   Expenses set forth above and a
   5% annual return throughout
   the periods
   Class I.......................   $ 6        $ 17       $ 30       $ 68
   Class II......................   $ 8        $ 24       $ 41       $ 92

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Money Market Fund will bear directly or indirectly. The expenses set forth under "Other Expenses" for Class II shares are based on estimated amounts through the end of the Money Market Fund's fiscal year ending October 31, 1998 assuming Class II shares were outstanding for a full year. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. The Example should not be considered a representation of past or future expenses or annual rate of return and actual expenses or annual rate of return may be more or less than those assumed for purposes of the Example.

                              FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Money Market Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the fiscal year ended October 31, 1997 and the independent auditors' report thereon are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in the Money Market Fund's audited financial statements. No information is provided with respect to Class II shares of the Money Market Fund since no Class B shares were issued as of October 31, 1997.

  Further information about the performance of the Money Market Fund is contained in the Money Market Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or writing the Money Market Fund at the telephone number or address on the front cover of this Prospectus.


                                                           CLASS I
                   -----------------------------------------------------------------------------------
                                                 FOR THE YEAR ENDED OCTOBER 31,
                   -----------------------------------------------------------------------------------
                      1997         1996        1995        1994        1993        1992        1991
                   -----------  ----------  ----------  ----------  ----------  ----------  ----------
Increase (De-
crease) in Net
Asset Value:
PER SHARE OPERAT-
ING PERFORMANCE:
Net asset value,
beginning of
year.............  $      1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                   -----------  ----------  ----------  ----------  ----------  ----------  ----------
 Investment in-
 come--net.......        .0512       .0509       .0540       .0345       .0279       .0370       .0609
 Realized and
 unrealized gain
 (loss) on in-
 vestments--net..        .0001      (.0002)      .0015      (.0011)      .0004       .0012       .0025
                   -----------  ----------  ----------  ----------  ----------  ----------  ----------
Total from in-
vestment opera-
tions............        .0513       .0507       .0555       .0334       .0283       .0382       .0634
                   -----------  ----------  ----------  ----------  ----------  ----------  ----------
Less dividends
and distribu-
tions:
 Investment in-
 come--net.......       (.0512)     (.0509)     (.0540)     (.0345)     (.0279)     (.0370)     (.0609)
 Realized gain on
 investments--
 net.............       (.0001)     (.0001)     (.0002)        -- +     (.0003)     (.0010)     (.0025)*
                   -----------  ----------  ----------  ----------  ----------  ----------  ----------
Total dividends
and distribu-
tions............       (.0513)     (.0510)     (.0542)     (.0345)     (.0282)     (.0380)     (.0634)
                   -----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value,
end of year......  $      1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                   ===========  ==========  ==========  ==========  ==========  ==========  ==========
Total Investment
Return...........         5.35%       5.19%       5.55%       3.47%       2.85%       4.02%       6.52%
                   ===========  ==========  ==========  ==========  ==========  ==========  ==========
RATIOS TO AVERAGE
NET ASSETS:
Expenses.........          .54%        .56%        .59%        .59%        .62%        .63%        .64%
                   ===========  ==========  ==========  ==========  ==========  ==========  ==========
Investment income
and realized gain
on investments--
net..............         5.13%       5.07%       5.43%       3.44%       2.82%       3.88%       6.30%*
                   ===========  ==========  ==========  ==========  ==========  ==========  ==========
SUPPLEMENTAL DA-
TA:
Net assets, end
of year (in thou-
sands)...........  $10,690,345  $9,340,229  $8,648,907  $7,403,684  $7,066,326  $6,474,640  $6,485,985
                   ===========  ==========  ==========  ==========  ==========  ==========  ==========


                      1990         1989         1988
                   ------------ ------------ ------------
Increase (De-
crease) in Net
Asset Value:
PER SHARE OPERAT-
ING PERFORMANCE:
Net asset value,
beginning of
year.............  $     1.00   $     1.00   $     1.00
                   ------------ ------------ ------------
 Investment in-
 come--net.......       .0775        .0853        .0668
 Realized and
 unrealized gain
 (loss) on in-
 vestments--net..         --         .0002       (.0004)
                   ------------ ------------ ------------
Total from in-
vestment opera-
tions............       .0775        .0855        .0664
                   ------------ ------------ ------------
Less dividends
and distribu-
tions:
 Investment in-
 come--net.......      (.0775)      (.0853)      (.0664)
 Realized gain on
 investments--
 net.............         --        (.0002)*        --
                   ------------ ------------ ------------
Total dividends
and distribu-
tions............      (.0775)      (.0855)      (.0664)
                   ------------ ------------ ------------
Net asset value,
end of year......  $     1.00   $     1.00   $     1.00
                   ============ ============ ============
Total Investment
Return...........        8.04%        8.89%        6.79%
                   ============ ============ ============
RATIOS TO AVERAGE
NET ASSETS:
Expenses.........         .69%         .81%         .90%
                   ============ ============ ============
Investment income
and realized gain
on investments--
net..............        7.75%*       8.55%*       6.62%*
                   ============ ============ ============
SUPPLEMENTAL DA-
TA:
Net assets, end
of year (in thou-
sands)...........  $5,597,641   $5,012,328   $3,366,310
                   ============ ============ ============

----
* Includes unrealized gain (loss).
+ Amount is less than $.0001 per share.

                               YIELD INFORMATION

  Set forth below is yield information for the Class I shares for the indicated seven-day periods, computed to include and exclude realized and unrealized gains and losses, and information as to the compounded annualized yield, excluding gains and losses, for the same periods. No information is presented for the Class II shares because no Class II shares were issued during the periods covered.

                                                            CLASS I
                                               ---------------------------------
                                                    SEVEN-DAY PERIOD ENDED
                                               ---------------------------------
                                               OCTOBER 31, 1997 JANUARY 31, 1998
                                               ---------------- ----------------
Annualized Yield:
  Including gains and losses.................        5.26%            5.29%
  Excluding gains and losses.................        5.24%            5.26%
Compounded Annualized Yield..................        5.40%            5.43%
Average maturity of portfolio at end of peri-
 od..........................................      77 days          67 days

  The yield of the Money Market Fund refers to the income generated by an investment in the Money Market Fund over a stated seven-day period. This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The compounded annualized yield is calculated similarly but, when annualized, the income earned by an investment in the Money Market Fund is assumed to be reinvested. The compounded annualized yield will be somewhat higher than the yield because of the effect of the assumed reinvestment.

  This yield on Money Market Fund shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by the Money Market Fund of future yields or rates on its shares. The Money Market Fund's yield is affected by changes in interest rates on money market securities, average portfolio maturity, the types and quality of portfolio securities held, and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield over a stated period of time.

  On occasion, the Money Market Fund may compare its yield to (1) the Donoghue's Domestic Prime Funds Average, an average compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (2) the average yield reported by the Bank Rate Monitor National Index (TM) for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (3) yield data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, or (4) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. As with yield quotations, yield comparisons should not be considered indicative of the Money Market Fund's yield or relative performance for any future period.

                       INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives of the Money Market Fund are to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities. The investment objectives are fundamental policies of the Money Market Fund that may not be changed without the vote of a majority of the outstanding shares of the Money Market Fund.

  Investment in the Money Market Fund offers several potential benefits. The Money Market Fund seeks to provide as high a yield potential as is available, consistent with the preservation of capital, from short-term money market securities utilizing professional money market management, block purchases of securities and yield improvement techniques. It provides high liquidity because of its redemption features and reduced risk resulting from diversification of assets. There can be no assurance that the objectives of the Money Market Fund will be realized. Certain expenses are borne by investors, including management fees, administrative costs and operational costs and, in the case of Class II shares, Rule 12b-1 fees.

  In managing the Money Market Fund's portfolio, Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") will employ a number of professional money management techniques, including varying the composition of the Money Market Fund's investments and the average maturity of the portfolio based on its assessment of the relative values of the various money market instruments and future interest rate patterns. The Manager's assessments will respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. The Manager will also seek to improve yield by taking advantage of yield disparities that regularly occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. Also, there are frequently differences in the yield between the various types of money market securities. The Money Market Fund seeks to enhance yield by purchasing and selling securities based on these yield differences.

  The following is a description of the types of money market securities in which the Money Market Fund may invest:

  United States Government Securities: Marketable securities issued by or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the United States.

  United States Government Agency Securities: Debt securities issued by U.S. Government-sponsored enterprises, Federal agencies and instrumentalities and certain international institutions that are not direct obligations of the United States but involve U.S. Government sponsorship or guarantees by U.S. Government agencies or enterprises. The U.S. Government may not be obligated to provide financial support to these entities.

  Bank Money Instruments: Obligations of commercial banks, savings banks, savings and loan associations, or other depository institutions, such as certificates of deposit, including variable rate certificates of deposit, bankers' acceptances, bank notes and time deposits. The savings banks and savings and loan associations must be organized and operating in the United States. The obligations of commercial banks may be issued by U.S. depository institutions, foreign branches or subsidiaries of U.S. depository institutions ("Eurodollar" obligations) or U.S. branches or subsidiaries of foreign depository institutions ("Yankeedollar" obligations). The Money Market Fund may invest in Eurodollar obligations which by their terms are general obligations of the U.S. parent bank.

  Commercial Paper and Other Short-term Obligations: Commercial paper (including variable amount master demand notes and funding agreements), which refers to short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs, and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the date of purchase. Short-term obligations also include mortgage-related or asset-backed debt or debt-like instruments, including pass-through certificates representing participations in, or bonds and notes backed by, pools of mortgage, credit card, automobile or other types of receivables.

  Foreign Bank Money Instruments: The Money Market Fund may invest in U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as certificates of deposit, bankers' acceptances, time deposits, bank notes and deposit notes. The obligations of such foreign branches and subsidiaries may be the general obligation of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Such investments will only be made if determined to be of comparable quality to other investments permissible for the Money Market Fund. The Money Market Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations.

  Foreign Short-term Debt Instruments: The Money Market Fund may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. Investments in foreign entities in general involve the same risks as those described in the Money Market Fund Statement of Additional Information in connection with investments in Eurodollar and Yankeedollar obligations.

  The following is a description of other types of investments or investment practices in which the Money Market Fund may invest or engage:

  Repurchase Agreements: The Money Market Fund may invest in repurchase agreements involving the money market securities described above and repurchase agreements involving U.S. Government and agency securities with longer maturities. Under such agreements, the counterparty agrees, upon entering into the contract, to repurchase the security from the Money Market Fund at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period.

  Reverse Repurchase Agreements: The Money Market Fund may enter into reverse repurchase agreements which involve the sale of money market securities held by the Money Market Fund, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. During the time a reverse repurchase agreement is outstanding, the Money Market Fund will maintain a segregated custodial account containing U.S. Government or other appropriate high-grade money market securities having a value equal to the repurchase price.

  Lending of Portfolio Securities: The Money Market Fund may lend portfolio securities (with a value not in excess of 33 1/3% of its total assets) to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Money Market Fund may pay reasonable fees to persons unaffiliated with the Money Market Fund in connection with the arranging of such loans. During the period of the loan, the Money Market Fund receives the income on both the loaned securities and the collateral and thereby increases its yield.

  Preservation of capital is a prime investment objective of the Money Market Fund, and, while the types of money market securities in which the Money Market Fund invests are not completely risk free, such securities generally are considered to have low principal risk. There is the risk of the failure of issuers to meet their principal and interest obligations. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Money Market Fund but only constitute collateral for the seller's obligation to pay the repurchase price. With respect to repurchase agreements, purchase and sale contracts, reverse repurchase agreements and securities loans, there is also the risk of the failure of parties involved to repurchase at the agreed upon price or to return the securities involved in such transaction, in which event the Money Market Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

  Bank money instruments in which the Money Market Fund invests must be issued by depository institutions with total assets of at least $1 billion, except that up to 10% of total assets (taken at market value) may be invested in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured.

  The Money Market Fund may invest in participations in, or bonds and notes backed by, pools of mortgage, credit card, automobile or other types of receivables with remaining maturities of no more than 397 days (13 months). These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality rating by a nationally recognized statistical rating organization, as described below.

  The Money Market Fund's investments in U.S. Government and Government agency securities will be in instruments with a remaining maturity of 762 days (25 months) or less. The Money Market Fund's other investments will be in instruments with a remaining maturity of 397 days (13 months) or less that have received a short-term rating, or that have been issued by issuers that have received a short-term rating with respect to a class of debt obligations that are comparable in priority and security with the instruments, from the requisite nationally recognized statistical rating organizations ("NRSROs") in one of the two highest short-term rating categories or, if neither the instrument nor its issuer is so rated, will be of comparable quality as determined by the Trustees of the Trust (or by the Manager pursuant to delegated authority). Currently, there are five NRSROs: Duff & Phelps Inc., Fitch IBCA Inc., Thompson Bankwatch, Inc., Moody's Investors Service, Inc. and Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. The Money Market Fund will determine the remaining maturity of investments in which it invests in accordance with Commission regulations.

  A Commission regulation ordinarily limits investments by the Money Market Fund in securities issued by any one issuer (other than the U.S. Government, its agencies or instrumentalities) to not more than 5% of its total assets, or in the event that such securities do not have the highest rating, and are not of comparable quality to such securities, not more than 1% of its total assets. In addition, such regulation requires that not more than 5% of the Money Market Fund's total assets be invested in securities that do not have the highest rating or are not of comparable quality to securities with the highest rating as determined by the Trustees of the Trust (or by the Manager pursuant to delegated authority).

  The Money Market Fund may purchase or sell money market securities on a forward commitment basis at fixed purchase terms. The purchase of money market securities on a forward commitment basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields increase, the value of securities purchased on a forward commitment basis will generally decrease. A separate account of the Money Market Fund will be established with its custodian consisting of cash or liquid high grade money market securities having a market value at all times at least equal to the amount of the forward purchase commitment.

  For purposes of its investment policies, the Money Market Fund defines short-term money market securities as securities having a maturity of no more than 762 days (25 months) in the case of U.S. Government and agency securities and no more than 397 days (13 months) in the case of all other securities. The dollar-weighted average maturity of the Money Market Fund's portfolio will not exceed 90 days. During the Money Market Fund's fiscal year ended October 31, 1997, the average maturity of its portfolio ranged from 61 days to 89 days.

  Investment Restrictions: The Money Market Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Money Market Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). Among the more significant restrictions, the Money Market Fund may not: (1) purchase any securities other than (i) money market and (ii) other securities described under "Investment Objectives and Policies;" (2) invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities, Government agency securities, or domestic bank money instruments); (3) purchase the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of its total assets (taken at market value) would be invested in such issuer, except that in the case of bank money instruments, repurchase agreements and purchase and sale contracts with any one bank up to 25% of the value of the Money Market Fund's total assets may be invested without regard to such 5% limitation but shall instead be subject to a limitation of 15% of the value of its total assets; and
(4) enter into repurchase agreements or purchase and sale contracts if, as a result, more than 10% of the Money Market Fund's total assets (taken at market value at the time of each investment) would be subject to repurchase agreements or purchase and sale contracts maturing in more than seven days.

  The Board of Trustees of the Trust, at a meeting held on December 22, 1997, approved certain changes to the fundamental investment restrictions of the Money Market Fund. These changes were proposed in response to recent Federal legislation and changes in the money markets and are designed to provide the Money Market Fund with as much investment flexibility as possible under the Investment Company Act, help promote operational efficiencies and facilitate monitoring of compliance. The investment objective and policies of the Money Market Fund will be unaffected by the adoption of the proposed investment restriction amendments.

  The full text of the proposed investment restriction amendments is set forth under "Investment Objectives and Policies -- Proposed Investment Restriction Amendments" in the Statement of Additional Information. Shareholders of the Money Market Fund are currently considering whether to approve the proposed revised investment restrictions. If such shareholder approval is obtained, the Money Market Fund's current investment restrictions will be amended as proposed, and the Money Market Fund's Prospectus and Statement of Additional Information will be supplemented to reflect such change.

                            MANAGEMENT OF THE TRUST

TRUSTEES

  The Trustees of the Trust consist of six individuals, five of whom are not "interested persons" of the Trust as defined in the Investment Company Act. The Trustees of the Trust are responsible for the overall supervision of the operations of the Money Market Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

  The Trustees of the Trust are:

  Arthur Zeikel*--Chairman of the Manager and its affiliate, Fund Asset Management, L.P. ("FAM"); and Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.").

  Joe Grills--Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA"); Member of CIEBA's Executive Committee; Member of the Investment Advisory Committees of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute.

  Walter Mintz--Special Limited Partner of Cumberland Associates (investment partnership).

  Robert S. Salomon, Jr.--Principal of STI Management (investment adviser).

  Melvin R. Seiden--Director of Silbanc Properties, Ltd. (real estate, investment and consulting).

  Stephen B. Swensrud--Chairman of Fernwood Advisors (investment adviser); Principal of Fernwood Associates (financial consultant).
--------
* Interested person, as defined in the Investment Company Act, of the Trust.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  The Manager acts as the manager for the Money Market Fund and provides the Trust and the Money Market Fund with management and investment advisory services. The Manager is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch. The Manager or FAM acts as the investment adviser for more than 100 registered investment companies and provides investment advice to individual and institutional accounts. As of January 31, 1998, the Manager and FAM had a total of $287.0 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.

  The management agreement with the Manager (the "Management Agreement") provides that, subject to the direction of the Trustees, the Manager is responsible for the actual management of the Money Market Fund's portfolio and constantly reviews the Money Market Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Trustees. The Manager performs certain of the other administrative services and provides all of the office space, facilities, equipment and necessary personnel for management of the Money Market Fund.

  Pursuant to the Management Agreement, the Manager is entitled to receive compensation at the annual rate of 0.50% of the Fund's average net assets not exceeding $1 billion; 0.45% of the average daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the average daily net assets exceeding $2 billion but not exceeding $3 billion; 0.375% of average daily net assets exceeding $3 billion but not exceeding $4 billion; 0.35% of average daily net assets exceeding $4 billion but not exceeding $7 billion; 0.325% of average daily net assets exceeding $7 billion but not exceeding $10 billion; and 0.30% of average daily net assets exceeding $10 billion. For the fiscal year ended October 31, 1997, the total fee paid by the Money Market Fund to the Manager aggregated $38,870,409 (based on average daily net assets of approximately $10.5 billion) and the effective fee rate was 0.37%.

  The Management Agreement obligates the Money Market Fund to pay certain expenses incurred in its operations, including, among other things, the management fee, legal and audit fees, unaffiliated Trustees' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs, and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Trust by the Manager, and the Trust reimburses the Manager for its costs in connection with such services. For the fiscal year ended October 31, 1997, the Trust paid $524,387 to the Manager in connection with accounting services. For the fiscal year ended October 31, 1997, the ratio of total expenses to average net assets was 0.54%.

  John Ng is the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Ng has been Vice President of the Manager since 1984.

TRANSFER AGENCY SERVICES

  Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a subsidiary of ML & Co., acts as the Trust's Transfer Agent pursuant to a Transfer Agency, Shareholder Servicing Agency, and Proxy Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee at the rate of $6.50 per shareholder account for the first one million accounts and $6.00 per shareholder account for each account thereafter and is entitled to reimbursement from the Fund for certain transaction charges and out-of-pocket expenses incurred by it under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended October 31, 1997, the total fee paid by the Trust to the Transfer Agent pursuant to the Transfer Agency Agreement was $14,619,064.

                               PURCHASE OF SHARES

  The Trust currently offers one class of shares of the Money Market Fund to participants in the Self-Directed Plans (see "Self-Directed Plans" on page 12 herein) and certain independent pension, profit-sharing, annuity and other qualified plans. There are no minimum initial or subsequent purchase requirements. Fractional shares of the Money Market Fund will not be sold, other than through dividend reinvestments.

  Shares of the Money Market Fund are offered without a sales charge at a public offering price equal to the net asset value (normally $1.00 per share) next determined after a purchase order becomes effective. Share purchase orders are effective on the date Federal Funds become available to the Money Market Fund. If

Federal Funds are available to the Money Market Fund prior to the determination of net asset value (generally 4:00 p.m. New York time), on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase. Any order may be rejected by the Money Market Fund or the Distributor.

  The Money Market Fund is authorized to offer two classes of shares. It is anticipated that in the future a second class of shares will be created, at which point all issued and outstanding shares of the Money Market Fund will be redesignated "Class I shares" and the new class will be designated "Class II shares." The Money Market Fund's Prospectus will be supplemented at that time to indicate redesignation of Class I shares and the commencement of offering of Class II shares.

  Class I Shares. Class I shares will continue to be sold without any front-end or deferred sales charges and will bear no ongoing distribution fees. After the commencement of the offering of Class II shares (the "Class II commencement"), Class I shares will continue to be offered to:

  . Money Market Fund shareholders who held Class I shares as of the Class II commencement;

  . Money Market Fund shareholders who did not hold shares of the Money
   Market Fund as of the Class II commencement but had at that time designated the Money Market Fund as the money market fund into which free cash balances in their Self-Directed Plan would be "swept";

  . Corporate cash or deferred ("401(k)") plans;

  . Participants in various retirement plans in association with the Merrill
   Lynch BlueprintSM Program ("Blueprint"); and

  . Participants purchasing shares for their individual retirement accounts
   ("IRAs") through certain Merrill Lynch fee-based programs.

  Most contributions to retirement plans are made through payroll deductions. In addition to investing in the Money Market Fund, participants in such plans may invest in other mutual funds associated with the Merrill Lynch organization or various other types of securities. If participants elect to have their contributions invested in the Money Market Fund, the contributions will be invested automatically on the business day following the date they are received in the account. There will be no minimum initial or subsequent purchase requirement pursuant to these types of plans. Cash balances of less than $1.00 will not be invested. Additional information about Blueprint can be obtained from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  Class II Shares. After the Class II commencement, Class II Shares, like Class I shares, will be sold without any front-end or deferred sales charges; however, Class II shares will be subject to an ongoing distribution fee. Class II shares will be offered to:

  . All individual investors in Self-Directed Plans who did not hold Class A shares as of the Class II commencement and did not otherwise qualify to purchase Class I shares;

  . Participants in Self-Directed Plans who had designated the Merrill Lynch
   Insured Money Account as the account into which free cash balances in their Self-Directed Plan would be "swept";

  . Educational cash or deferred ("403(b)") plans, self-employed retirement
   ("Keogh") plans and simplified employee pension plans ("SEPs") established on or after Class II commencement; and

  . Investors purchasing shares through an IRA rollover.

  Distribution fees will be paid by the Money Market Fund to Merrill Lynch with respect to the Class II shares (the "Class II Distribution Plan") under a distribution plan pursuant to Rule 12b-1 under the

Investment Company Act. The Class II Distribution Plan provides that such distribution fee will be accrued daily and paid monthly at the annual rate of 0.20% of the Money Market Fund's average daily net assets attributable to the Class II shares. This distribution fee will be used to help defray the expenses associated with marketing activities and services related to the Class II shares, such as advertising expenditures related to the Class II shares, the costs of systems enhancements, expenditures for sales and marketing support and the costs of preparing and distributing promotional materials relating to the Class II shares. Since the Class II shares have not commenced operations as of the date of this Prospectus, no distribution fees were paid during the fiscal year ended October 31, 1997 pursuant to the Class II Distribution Plan.

  Payments under the Class II Distribution Plan will be based on a percentage of average daily net assets attributable to the Class II shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Class II Distribution Plan may be more or less than distribution-related expenses. Information with respect to the Class II distribution-related revenues and expenses will be presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Class II Distribution Plan. This information will be presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the distribution fees and expenses consist of branch office and regional operation center selling and transaction processing expenses, all expenses associated with advertising, sales promotion and marketing of Class II shares, corporate overhead and interest expense. On the direct revenue/cash basis, revenues consist of distribution fees paid to Merrill Lynch.

  The Trust will have no obligation with respect to distribution-related expenses incurred by the Distributor and Merrill Lynch in connection with Class II shares, and there is no assurance that the Trustees of the Trust will approve the continuance of the Class II Distribution Plan from year to year. However, Merrill Lynch intends to seek annual continuation of the Class II Distribution Plan. In their review of the Class II Distribution Plan, the Trustees will be asked to take into consideration expenses incurred in connection with the distribution of each class of shares separately. The distribution fee received with respect to Class II shares will not be used to subsidize the sale of Class I shares.

  Purchases of Money Market Fund shares by pension, profit-sharing and annuity plans (other than the Self-Directed Plans) are made by payments by the trustee or sponsor of such plan directly to Merrill Lynch.

  Self-Directed Plans. As described in Appendix A to the Statement of Additional Information, there are eight types of Self-Directed Plans: the traditional individual retirement account ("IRA"), the Roth individual retirement account ("Roth IRA"), the individual retirement rollover account ("IRRA"), a simplified employee pension plan ("SEP Plus (R)"), a Basic SM (Keogh Plus) profit sharing plan, a Basic SM (Keogh Plus) money purchase pension plan (together with the profit sharing plan, the "Basic SM Plans"), a 403(b)(7) Retirement Selector Account ("RSA") and the corporate self-directed account of Blueprint. Although the amount which may be contributed to a Self-Directed Plan account in any one year is subject to certain limitations, assets already in a Self-Directed Plan account may be invested in the Money Market Fund without regard to such limitations.

  Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Trust, a shareholder must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

  Self-Directed Plan Investments. Investment in shares of the Money Market Fund by participants in the Self-Directed Plans are made as follows:

  Participants in these Self-Directed Plans have three options concerning cash balances which may arise in their IRA, Roth IRA, IRRA, SEP Plus (R), RSA and Basic SM Plan ("Retirement Plan") accounts. First, participants may elect to have such balances automatically invested in shares of the Money Market Fund or, in some cases, another money market mutual fund advised by the Manager on a daily basis. Second, participants may elect to have such balances deposited in an FDIC-insured money market account with a commercial bank designated by Merrill Lynch except for RSA accounts. Third, participants may elect to maintain the cash balances in their Retirement Plan account, in which case such amounts will not be invested and no return will be earned until investment instructions are received by Merrill Lynch from the participant.

  Cash balances of participants who elect to have such funds automatically invested in the Money Market Fund will be invested as follows. Cash balances arising from the sale of securities held in the Self-Directed Plan account which do not settle on the day of the transaction (such as most common and preferred stock transactions) become available to the Trust and will be invested in shares of the Money Market Fund on the business day following the day that proceeds with respect thereto are received in the Self-Directed Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Self-Directed Plan account settling on a same day basis and from principal repayments on debt securities held in the account become available to the Trust and will be invested in shares of the Money Market Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Self-Directed Plan account or from a contribution to the Self-Directed Plan are invested in shares of the Money Market Fund on the business day following the date the payment is received in the Self-Directed Plan account. Cash balances of less than $1.00 will not be invested and no return will be earned.

  A participant in these Self-Directed Plans (except retirement plans in association with Blueprint) who has not elected to have cash balances automatically invested in shares of the Money Market Fund may enter a purchase order through his or her Merrill Lynch Financial Consultant. Orders to invest either cash balances held in a Self-Directed Plan account or funds deposited in the commercial bank referred to above will become effective on the business day following the date on which the order is received.

                             REDEMPTION OF SHARES

  Distributions from a Self-Directed Plan to a participant prior to the time the participant reaches age 59 1/2 may subject the participant to penalty taxes and income taxes on all or a portion of the distribution. There are, however, no adverse tax consequences resulting from redemptions of shares of the Money Market Fund where the redemption proceeds remain in the Self-Directed Plan account and are otherwise invested. Shareholders other than participants in the Self-Directed Plans should consult their tax advisers concerning tax consequences resulting from redemption of shares of the Money Market Fund.

  The Money Market Fund is required to redeem for cash all of its full and fractional shares. The redemption price is the net asset value per share next determined after receipt by Merrill Lynch of proper notice of redemption as described below. If such notice is received by Merrill Lynch prior to the determination of net asset value on that day, the redemption will be effective on such day and payment generally will be made on the next business day. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will be made on the second business day after receipt of the notice. Shareholders liquidating their holdings in the Money Market Fund will receive upon redemption all dividends declared and reinvested until the time of redemption.

  Any shareholder may redeem shares of the Money Market Fund by submitting a written notice of redemption to Merrill Lynch. Participants in IRA, Roth IRA, Basic SM, RSA and SEP Plus (R) Self-Directed Plans should contact their Merrill Lynch Financial Consultant to effect such redemptions. Participants in Self-Directed Plans in association with Blueprint should contact Merrill Lynch at the toll-free number furnished to them to effect such redemptions. Redemption requests should not be sent to the Money Market Fund or to its Transfer Agent. If inadvertently sent to the Money Market Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. The notice must bear the signature of the person in whose name the Self-Directed Plan is maintained, signed exactly as his name appears on his Self-Directed Plan adoption agreement.

  The Trust has instituted an automatic redemption procedure for participants in the Self-Directed Plans who have elected to have cash balances in their accounts automatically invested in shares of the Money Market Fund. In the case of such participants, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Money Market Fund to purchase other securities which the participant has selected for investment in his Self-Directed Plan account.

                            PORTFOLIO TRANSACTIONS

  The money market securities in which the Money Market Fund invests are traded primarily in the over-the-counter ("OTC") market. Where possible, the Money Market Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities generally are traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Money Market Fund will consist primarily of dealer spreads and underwriting commissions. Under the Investment Company Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Affiliated persons of the Trust may serve as its broker in OTC transactions conducted on an agency basis. The Commission has issued an exemptive order permitting the Trust to conduct certain principal transactions with Merrill Lynch Government Securities Inc. and Merrill Lynch Money Markets Inc., subject to certain terms and conditions. For the fiscal year ended October 31, 1997, the Money Market Fund engaged in 2,505 transactions pursuant to such order aggregating approximately $2.1 billion.

                            ADDITIONAL INFORMATION

DIVIDENDS

  Dividends are declared and reinvested daily in the form of additional shares at net asset value. Shareholders liquidating their holdings will receive upon redemption all dividends declared and reinvested through the date of redemption. Since the net income (including realized gains and losses on the portfolio assets) is declared as a dividend in shares each time the net income of the Money Market Fund is determined, the net asset value per share of the Money Market Fund normally remains constant at $1.00 per share. Fluctuations in value may be reflected in the number of outstanding shares in the shareholder's account.

  Net income (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) plus or minus all realized gains and losses on portfolio securities, (iii) less the estimated expenses of the Money Market Fund applicable to that dividend period.

DETERMINATION OF NET ASSET VALUE

  The net asset value of the Money Market Fund is determined by the Manager once daily, immediately after the daily declaration of dividends, on each day during which the New York Stock Exchange ("NYSE") or New York banks are open for business. Such determination is made as of the close of business on the NYSE (generally, 4:00 p.m., New York time) or, on days when the NYSE is closed but New York banks are open, at 4:00 p.m., New York time. The net asset value per share is determined pursuant to the "penny-rounding" method by adding the fair value of all securities and other assets in the portfolio including interest accrued but not yet received, deducting the portfolio's liabilities and dividing by the number of shares outstanding. The result of this computation will be rounded to the nearest whole cent. Securities with remaining maturities of greater than 60 days for which market quotations are readily available will be valued at market value. Securities with a remaining maturity of 60 days or less are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Other securities held by the Money Market Fund will be valued at the fair value as determined in good faith by or under direction of the Board of Trustees.

EXCHANGE PRIVILEGE

  Class I and Class II shareholders of the Money Market Fund will have an exchange privilege with Class D shares of certain other mutual funds advised by the Manager or FAM ("MLAM-advised mutual funds"). Alternatively, shareholders may exchange Class I or Class II shares of the Money Market Fund for Class A shares of one of the MLAM-advised mutual funds if the shareholder holds any Class A shares of that fund in his account in which the exchange is made at the time of the exchange or is otherwise an eligible Class A investor in such fund. Class I and Class II shareholders of the Money Market Fund also may exchange shares of the Money Market Fund into shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Money Market Fund shares. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Exchange Privilege" in the Statement of Additional Information.

TAXES

  Regulated Investment Companies. The following is a general summary of the treatment of regulated investment companies ("RICs") and their shareholders under the Internal Revenue Code of 1986, as amended (the "Code"). The Trust intends to continue to qualify the Money Market Fund for the special tax treatment afforded RICs under the Code. As long as it so qualifies, the Money Market Fund will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to participants' Self-Directed Plan accounts. The Trust intends to cause the Money Market Fund to distribute substantially all of such income.

  Dividends paid by the Money Market Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are ordinarily taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") are ordinarily taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Money Market Fund shares. Any loss upon the sale or exchange of Money Market Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Money Market Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Recent legislation creates additional categories of capital gain taxable at different rates, which RICs generally may pass through to shareholders. Generally, not later than 60 days after the close of its taxable year, the Money Market Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends, as well as the amounts of capital gain dividends in the different categories of capital gain referred to above. Dividends of a RIC are ordinarily taxable to shareholders even though they are reinvested in additional shares of the Money Market Fund.

  Under certain provisions of the Code, some taxpayers may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, participants in the Self-Directed Plans subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Self-Directed Retirement Plans. Investment in the Money Market Fund is limited to participants in the self-directed retirement plans ("retirement plans") for which Merrill Lynch acts as passive custodian. Accordingly, the general description of the tax treatment of RICs as set forth above is qualified with respect to the special tax treatment afforded retirement plans under the Code. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to Class I or Class II shareholders if such shares are held in a retirement plan. Rather, distributions from a retirement plan (except a Roth IRA) will be taxable as ordinary income at the rate applicable to the participant at the time of the distribution.

  For all Self-Directed Plans except Roth IRAs, such distributions would include (i) any pre-tax contributions to the retirement plan (including pre-tax contributions that have been rolled over from another retirement plan or IRA) and (ii) dividends (whether or not such dividends are classified as ordinary income or capital gain dividends). Recent legislation, however, provides that there is no penalty for early withdrawals from a retirement plan for the purpose of acquiring one's first home. In addition to ordinary income tax, participants (except Roth IRA participants) may be subject to the imposition of excise taxes on any distributed amount, including: (i) a 10% excise tax on any amount withdrawn from a retirement plan prior to the participant's attainment of age 59 1/2, unless the shareholder has become disabled, is purchasing a first new home (subject to the $10,000 lifetime limit) or has died.

  For Roth IRA participants, distributions, including accumulated earnings on contributions, will not be includible in income if such distribution is made more than five years after the first tax year of contribution and the account holder is either age 59 1/2 or older, has become disabled, is purchasing a first new home (subject to the $10,000 lifetime limit) or has died. As with the other Self-Directed Plans, a 10% excise tax applies to amounts, other than the $10,000 allowed for a first home purchase, withdrawn from the Roth IRA prior to reaching age 59 1/2. Such a withdrawal would also be included in income to the extent of earnings on contributions, with distributions treated as made from contributions and then from earnings.

  Under certain limited circumstances (for example, if an individual for whose benefit a retirement plan is established engages in any transaction prohibited under Section 4975 of the Code with respect to such account), the retirement plan would cease to be qualified for the special treatment afforded certain retirement plans under the Code as of the first day of such taxable year that the transaction causing disqualification occurred. If a retirement plan through which a participant holds Class I or Class II shares of the Money Market Fund becomes ineligible for special tax treatment, such participant will be treated as having received a distribution on the first day of the taxable year from the retirement plan in an amount equal to the fair market value of all assets in the account. Thus, a shareholder (except shareholders in Roth IRAs) then would be taxed currently on the amount of any pre-tax contributions and previously untaxed dividends held within the account. A Roth IRA shareholder would be taxed currently on the distribution to the extent of accumulated earnings on contributions. All shareholders would be taxed on all ordinary income and capital gain dividends paid by the Fund subsequent to such event, whether such dividends were received in cash or reinvested in additional shares. These ordinary income and capital gain dividends also might be subject to state and local taxes. In the event of retirement plan disqualification, shareholders also could be subject to the 10% excise tax described above. Additionally, retirement plan disqualification may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by the Money Market Fund unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  State. Ordinary income and capital gain dividends on RIC shares held in a disqualified retirement plan or outside of a retirement plan also may be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax. Generally, however, states exempt from state income taxation dividends on shares held within a qualified retirement plan, and commence taxation on such amounts when actually distributed from the retirement plan.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

ORGANIZATION OF THE TRUST

  The Trust was organized on July 15, 1986 under the laws of the Commonwealth of Massachusetts as a business trust. The Trust is the successor to a Massachusetts business trust of the same name organized October 28, 1981. It is a no-load, diversified, open-end investment company. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, $.10 par value per share, of different classes. Shareholder approval is not required for the authorization of additional Series or classes of a Series of the Trust. At the date of this Prospectus, the shares of the Money Market Fund are divided into Class I and Class II shares. Class I and Class II shares represent interests in the same assets of the Money Market Fund and are identical in all respects, except that Class II shares bear certain expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to Class II distribution expenditures. See "Purchase of Shares." The Trustees of the Trust may classify and reclassify the shares of the Trust into additional classes at a future date. All shares have equal voting rights, except that only shares of the respective Series are entitled to vote on matters concerning only that Series. Each issued and outstanding share of a Series is entitled to one vote and to participate equally in dividends and distributions declared by such Series and in net assets of such Series upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except that, as noted above, Class II shares bear certain additional expenses. In the event a Series were unable to meet its obligations, the remaining Series would assume the unsatisfied obligations of that Series. The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully paid and non-assessable by the Trust. At the date of this Prospectus, the Money Market Fund is the only Series of the Trust.

  The Declaration does not require that the Trust hold an annual meeting of shareholders. However, the Trust will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of the Money Market Fund or the Trust. The Trust also would be required to hold a special shareholders' meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Declaration provides that a shareholders' meeting may be called for any reason at the request of 10% of the outstanding shares of the Trust or by a majority of the Trustees. Except as set forth above, the Trustees shall continue to hold office and appoint successor Trustees.

  The Declaration of Trust establishing the Trust, dated July 15, 1986, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Retirement Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Trust but the "Trust Property" (as defined in the Declaration) only shall be liable.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

    Merrill Lynch Financial Data Services, Inc.
    P.O. Box 45290
    Jacksonville, Florida 32232-5290

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 800-221-7210.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Money Market Fund at the address or telephone number set forth on the cover page of this Prospectus.

                 APPLICATION FOR CHECK WRITING PRIVILEGES FOR
                 MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
  If you are either 59 1/2 years or older, permanently disabled or, in the case of a Merrill Lynch Roth IRA or Merrill Lynch Tax-Deferred Basic (TM) Retirement Plan, you are eligible for distributions, you may be eligible to write checks of $500 or more against your balance in the Merrill Lynch Retirement Reserves Money Fund.
  (The Retirement Reserves check writing privilege is not available to participants in certain employee benefit plans (in association with the Merrill Lynch Blueprint SM Program) or to a participant in a pension, profit-sharing or other qualified plan, with the exception of the Merrill Lynch Tax-Deferred Basic (TM) Retirement Plan.)
  To apply for the check writing privilege:
  --Read the information on this page to determine if you are eligible.
  --If you are eligible, read the terms governing the check writing privilege.
  --Complete the Check Request Form on the back of this page.
WHO IS ELIGIBLE FOR CHECK WRITING
  You are eligible for the check writing privilege only if you meet the following three conditions:
  (1) YOU ARE EITHER (I) AGE 59 1/2 OR OLDER, (II) PERMANENTLY DISABLED OR
      (III), IN THE CASE OF BASIC PLANS, ARE ELIGIBLE FOR DISTRIBUTIONS. Distributions from a traditional IRA or SEP before you reach age 59 1/2 are generally subject to an Internal Revenue Service penalty tax equal to 10% of the amount withdrawn unless you are permanently disabled. Distributions from certain Basic Plans before you reach age 59 1/2 may also be subject to penalty taxes.
  (2) YOU CHOOSE NOT TO HAVE INCOME TAXES WITHHELD FROM AMOUNTS DISTRIBUTED FROM YOUR ACCOUNT THROUGH USE OF THE CHECK WRITING PRIVILEGE. All distributions from your account are taxable income to you and are subject to Federal Income Tax withholding. However, you may for any reason choose not to have these taxes withheld. You can participate in the check writing program only if you choose not to have taxes withheld, since Merrill Lynch cannot withhold taxes from checks you write. NOTE: You may be responsible, under IRS regulations, for paying estimated taxes based on the amounts distributed from your account by check. Be aware also that when your actual taxes for a year are determined, you could incur IRS penalties if your estimated tax payments were not sufficient.
  (3)YOU HAVE A MERRILL LYNCH RETIREMENT RESERVES MONEY FUND POSITION.
NOTE: IF YOU ARE A PARTICIPANT IN A BASIC PLAN, YOU MUST BE ELIGIBLE UNDER THE PLAN TO BEGIN RECEIVING PAYMENTS. CHECK WITH YOUR PLAN ADMINISTRATOR (USUALLY IT IS YOUR EMPLOYER) TO MAKE SURE YOU ARE ELIGIBLE. IF YOU ARE, YOUR PLAN ADMINISTRATOR MUST ALSO SIGN THE CHECK REQUEST FORM.
TERMS GOVERNING CHECK WRITING
  The check writing program does not establish a checking account relationship between you and Merrill Lynch or between you and Merrill Lynch Financial Data Services, Inc.
  Instead, these terms apply to the check writing program:
  --Each check must be for at least $500.
  --Any check for less than $500 will be returned unpaid.
  --There are no charges for checks.
  --A transaction advice will confirm any check paid against your account, and distribution by check will be indicated on your account's monthly statement-- there is no separate "checking statement."
  --No check may exceed your balance in the Merrill Lynch Retirement Reserves Money Fund.
NOTE: DO NOT USE CHECKS TO CLOSE OUT OR TRANSFER YOUR ACCOUNT, TO CORRECT AN OVERCONTRIBUTION (EXCESS CONTRIBUTION) OR TO WITHDRAW AMOUNTS CLASSIFIED AS VOLUNTARY CONTRIBUTIONS TO BASIC PLANS. THIS IS BECAUSE ALL MERRILL LYNCH RETIREMENT RESERVES MONEY FUND CHECK DISTRIBUTIONS WILL BE REPORTED TO THE IRS AS TAXABLE DISTRIBUTIONS. AS A RESULT YOU MAY BE SUBJECT TO ADVERSE TAX CONSEQUENCES. INSTEAD, CONTACT YOUR MERRILL LYNCH FINANCIAL CONSULTANT TO MAKE SUCH TRANSACTIONS.
DISTRIBUTIONS OTHER THAN BY CHECK
  If you decide to use the check writing privilege, you may still choose to take distributions from your Retirement Account by contacting your Financial Consultant rather than by writing checks.
NOTE: FOR DISTRIBUTIONS OTHER THAN BY CHECK WRITING YOU WILL NEED TO COMPLETE THE APPROPRIATE DISTRIBUTION AND TAX WITHHOLDING FORM WHICH CAN BE OBTAINED FROM YOUR MERRILL LYNCH FINANCIAL CONSULTANT.

CHECK REQUEST FORM                   Merrill Lynch Financial Data Services, Inc.
When completed return this form to:  P.O. Box 45290
                                     Jacksonville, Florida 32232-5290

CHECK NAME. Checks are issued only in the name of the owner of the Retirement Account. Please enter your name exactly as it appears on your Merrill Lynch Adoption Agreement:

-----------------------------------------------------------------------------
| | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
-----------------------------------------------------------------------------
Last Name                                   First Name                Initial

ACCOUNT NUMBER FOR YOUR MERRILL LYNCH IRA, MERRILL LYNCH ROTH IRA, BASIC OR SEP RETIREMENT ACCOUNT. (If you have more than one account, you must complete a separate form to request checks for each account on which you want to write checks.)

-----------------
| | | | | | | | |
-----------------
Account Number

             ---------------
BIRTHDATE    | | | | | | | |
             ---------------
             Month-Day-Year

                         -------------------
SOCIAL SECURITY NUMBER:  | | | | | | | | | |
                         -------------------

         -----------------------------------------------------------------------
ADDRESS: | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
         -----------------------------------------------------------------------
         Street Address

         -----------------------------------------------------------------------
         | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
         -----------------------------------------------------------------------
         City                           State                           Zip Code

CHECK REDEMPTION PRIVILEGE (SEE TERMS AND CONDITIONS IN THE PROSPECTUS): By signing this form, you request and authorize Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent") to honor checks or automatic clearing house ("ACH") debits you draw on the Merrill Lynch Retirement Reserves Money Fund in your Merrill Lynch Retirement Account (IRA, Basic or SEP) in the amount of $500 or more, subject to acceptance by the Fund. Payment for the checks will be made by redeeming sufficient Fund shares in your account without a signature guarantee.

  The Transfer Agent and the Fund reserve all their lawful rights for honoring checks or ACH debits drawn by you and for redeeming Fund shares pursuant to this check redemption privilege. You acknowledge that this privilege does not create a checking account or other bank account relationship between you and the Transfer Agent or the Fund and the relationship between you and the Transfer Agent is that of a shareholder-transfer agent.
INTERNAL REVENUE SERVICE REPORTING

  MERRILL LYNCH IS REQUIRED BY LAW TO REPORT TO THE INTERNAL REVENUE SERVICE ALL DISTRIBUTIONS MADE DURING THE YEAR FROM YOUR RETIREMENT ACCOUNT.

PLEASE NOTE:-- THE YEAR OF DISTRIBUTION WILL BE DETERMINED BY THE DATE THE
               CHECK IS PROCESSED BY MERRILL LYNCH FINANCIAL DATA SERVICES, INC., NOT THE DATE YOU WRITE THE CHECK OR THE DATE THE CHECK IS PRESENTED TO A LOCAL BANK FOR PAYMENT.
               THEREFORE, IF YOU ARE OVER AGE 70 1/2 AND MUST TAKE A DISTRIBUTION BY DECEMBER 31 OF A CALENDAR YEAR, YOU MUST ALLOW SUFFICIENT TIME FOR THE CHECK TO BE PAID BY THE BANK BEFORE YEAR-END. OTHERWISE, YOUR DISTRIBUTION WILL NOT BE REFLECTED
               AND REPORTED TO THE IRS IN THE YEAR FOR WHICH IT WAS INTENDED. SIGNATURE
  By signing this check request form, you confirm that you are either 59 1/2 years of age or older, permanently disabled or, in the case of Basic Plans, are eligible for distributions, and that you choose not to have income taxes withheld from distributions made under the check writing program.
Your signature: _____________________________________________  Date: __________
  If you are a Basic Plan participant, your Plan Administrator must also sign to indicate you are eligible to start receiving distributions under the Plan. Signature of Plan Administrator: ______________________________________________

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

                                    MANAGER

                         Merrill Lynch Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                   CUSTODIAN

                              The Bank of New York
                              90 Washington Street
                                   12th Floor
                            New York, New York 10286

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45290
                        Jacksonville, Florida 32232-5290

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL

                                Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE MANAGER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                         ----------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   2
Financial Highlights.......................................................   3
Yield Information..........................................................   4
Investment Objectives and Policies.........................................   4
Management of the Trust....................................................   9
 Trustees..................................................................   9
 Management and Advisory Arrangements......................................   9
 Transfer Agency Services..................................................  10
Purchase of Shares.........................................................  10
Redemption of Shares.......................................................  13
Portfolio Transactions.....................................................  14
Additional Information.....................................................  14
 Dividends.................................................................  14
 Determination of Net Asset Value..........................................  15
 Exchange Privilege........................................................  15
 Taxes.....................................................................  15
 Organization of the Trust.................................................  17
 Shareholder Reports.......................................................  18
 Shareholder Inquiries.....................................................  18
Application for Check Writing Privileges...................................  19

                                                               Code # 10093-0298

[LOGO] MERRILL LYNCH

Merrill Lynch Retirement
Reserves Money Fund
Merrill Lynch
Retirement Series Trust

[ART]

Merrill Lynch Retirement Reserves Money
Fund is organized as a Massachusetts
business trust. It is not a bank nor does it offer fiduciary or trust services. Shares of the Fund are not equivalent to a bank account. As with any investment in securities, the value of a shareholder's investment in the Fund will fluctuate. The shares of the Fund are not insured by any Government agency and are not subject to the protection of the Securities
Investor Protection Corporation. A
shareholder's investment in the Fund is not insured by any government agency.

PROSPECTUS

February 27, 1998

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be retained for future references.

STATEMENT OF ADDITIONAL INFORMATION

                  MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
                     MERRILL LYNCH RETIREMENT SERIES TRUST

   P.O. Box 9011, Princeton, New Jersey 08543-9011 . Phone No. (609) 282-2800

                           -------------------------

  The investment objectives of the Merrill Lynch Retirement Reserves Money Fund (the "Money Market Fund") are to seek current income, preservation of capital, and liquidity available from investing in a diversified portfolio of short-term money market securities. These securities primarily consist of U.S. Government and agency securities, bank certificates of deposit and bankers' acceptances, commercial paper and repurchase agreements. For purposes of its investment policies, the Money Market Fund defines short-term money market securities as securities having a maturity of no more than 762 days (25 months) in the case of U.S. Government and agency securities and no more than 397 days (13 months) in the case of all other securities. Management of the Money Market Fund expects that substantially all the assets of the Money Market Fund will be invested in securities maturing in less than one year, but at times some portion may have longer maturities not exceeding 762 days. The dollar weighted-average maturity of the Money Market Fund's portfolio will not exceed 90 days.

  The Trust is authorized to offer Class I and Class II shares of the Money Market Fund to participants in the self-directed retirement plans for which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") acts as passive custodian (the "Self-Directed Plans"). For a description of the Self-Directed Plans, see Appendix A to this Statement of Additional Information. Shares of the Money Market Fund are also offered to certain independent pension, profit-sharing, annuity and other qualified plans. As of the date of this Statement of Additional Information, no Class II shares have been issued.

  The Money Market Fund is the only existing series of Merrill Lynch Retirement Series Trust (the "Trust"), a business trust organized under the laws of Massachusetts. The Trust is a no-load, diversified, open-end investment company which may be comprised of separate series ("Series"), each of which would be a separate portfolio offering a separate class or classes of shares to participants in the retirement plans described herein.

                           -------------------------

  This Statement of Additional Information of the Money Market Fund is not a prospectus and should be read in conjunction with the prospectus of the Money Market Fund, dated February 27, 1998 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Money Market Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                           -------------------------

                    MERRILL LYNCH ASSET MANAGEMENT--MANAGER
               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                           -------------------------

   The date of this Statement of Additional Information is February 27, 1998.

                       INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives of the Money Market Fund are to seek current income, preservation of capital, and liquidity available from investing in a diversified portfolio of short-term money market securities. Reference is made to "Investment Objectives and Policies" in the Prospectus for a discussion of the investment objectives and policies of the Money Market Fund.

  As discussed in the Prospectus, the Money Market Fund may invest in money market securities pursuant to repurchase agreements involving money market securities and involving U.S. Government and agency securities with longer maturities. Under such agreements, the counterparty agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements usually cover short periods, such as under a week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Money Market Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller, the Money Market Fund ordinarily will retain ownership of the securities underlying the repurchase agreement, and instead of a contractually fixed rate of return, the rate of return to the Money Market Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Money Market Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Money Market Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Money Market Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. From time to time the Money Market Fund also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements.

  Also, as discussed in the Prospectus, the Money Market Fund may invest in obligations issued by commercial and savings banks and savings and loan associations. The savings banks and savings and loan associations must be organized and operating in the United States. The obligations of commercial banks may be issued by U.S. banks, foreign branches or subsidiaries of U.S. banks ("Eurodollar" obligations) U.S. branches or subsidiaries of foreign banks ("Yankeedollar" obligations), or foreign branches and subsidiaries of foreign depository institutions. Eurodollar and Yankeedollar obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

  Eurodollar and Yankeedollar obligations may involve additional investment risks from the risks of obligations of U.S. banks. Such investment risks include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the payment of principal and interest. Generally the issuers of such obligations are subject to fewer U.S. regulatory requirements than are applicable to U.S. banks. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank than about a U.S. bank, and such branches or subsidiaries may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as U.S. banks. Evidence of ownership of Eurodollar obligations may be held outside of the United States, and the Money Market Fund may be subject to risks associated with the holding of such property overseas. Eurodollar obligations of the Money Market Fund held overseas will be held by foreign branches of the Money Market Fund's Custodian or by foreign branches of other U.S. banks or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act of 1940, as amended (the "Investment Company Act").

  Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") will carefully consider the above factors in making investments in Eurodollar and Yankeedollar obligations and will not knowingly purchase obligations which, at the time of purchase, are subject to exchange controls or withholding taxes. Generally the Money Market Fund will limit its Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom and other industrialized nations.

  The Money Market Fund's investments in U.S. Government and Government agency securities will be in instruments with a remaining maturity of 762 days (25 months) or less. The Money Market Fund's other investments will be in instruments with a remaining maturity of 397 days (13 months) or less that have received a short-term rating, or that have been issued by issuers that have received a short-term rating with respect to a class of debt obligations that are comparable in priority and security with the instruments, from the requisite nationally recognized statistical rating organizations ("NRSROs") in one of the two highest short-term rating categories or, if neither the instrument nor its issuer is so rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are five NRSROs: Duff & Phelps Inc., Fitch IBCA Inc., Thompson Bankwatch, Inc., Moody's Investors Service, Inc. and Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. The Money Market Fund will determine the remaining maturity of investments in which it invests in accordance with Commission regulations.

  Current Investment Restrictions. In addition to the investment restrictions set forth in the Prospectus, the Money Market Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Money Market Fund's outstanding voting securities (which for this purpose means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Money Market Fund may not (1) make investments for the purpose of exercising control or management; (2) underwrite securities issued by other persons; (3) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (4) purchase or sell real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (5) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities; (6) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (7) make loans to other persons, provided that the Money Market Fund may purchase money market securities or enter into repurchase agreements or purchase and sale contracts and lend securities owned or held by it pursuant to
(8) below; (8) lend its portfolio securities other than as provided in the guidelines set forth below, or in excess of 33 1/3% of its total assets, taken at market value; (9) borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. (The borrowing provisions shall not apply to reverse repurchase agreements.) Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Money Market Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Money Market Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.; (10) mortgage, pledge, hypothecate or in any manner transfer (except as provided in (8) above) as security for indebtedness any securities owned or held by the Money Market Fund except as may be necessary in connection with borrowings referred to in investment restriction (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Money Market Fund's net assets, taken at market value; (11) invest in securities for which no readily available market exists if more than 10% of its total assets (taken at market value) would be invested in such securities; (12) invest in securities with legal or contractual restrictions on resale (except for repurchase agreements or purchase and sale contracts), or in securities of issuers (other than U.S. Government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 5% of its total assets (taken at market value) would be invested in such securities; (13) enter into reverse repurchase agreements if, as a result thereof, the Money Market Fund's obligations with respect to reverse repurchase agreements and borrowings permitted in (9) above would exceed 33 1/3% of its net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements).

  Lending of Portfolio Securities. Subject to investment restriction (8) above, the Money Market Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Money Market Fund. Such loans will be terminable at any time. The Money Market Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights and may do so when deemed appropriate. The Money Market Fund may pay reasonable fees to persons unaffiliated with the Money Market Fund in connection with the arranging of such loans.

  Proposed Investment Restriction Amendments. As discussed in the Prospectus under "Investment Objectives and Policies--Investment Restrictions," the Board of Trustees of the Trust has approved the replacement of certain of the Money Market Fund's existing investment restrictions as set forth below. The investment objectives and policies of the Money Market Fund will be unaffected by the adoption of the proposed investment restriction amendments.

  Shareholders of the Money Market Fund are currently considering whether to approve the proposed amendments to the investment restrictions. If such shareholder approval is obtained, the Money Market

Fund's current investment restrictions will be replaced by the proposed restrictions as noted, and the Money Market Fund's Prospectus and Statement of Additional Information will be supplemented to reflect such change.

  . With respect to investment in other investment companies, current fundamental investment restriction (3) would be replaced with a non-fundamental restriction providing that the Money Market Fund may not:

    Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Money Market Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act at any time the Money Market Fund's shares are owned by another investment company that is part of the same group of investment companies as the Money Market Fund.

  . With respect to investment in real estate, current fundamental investment restriction (4) would be replaced with two fundamental restrictions providing that the Money Market Fund may not:

    Purchase or sell real estate, except that, to the extent permitted by applicable law, the Money Market Fund may invest in money market securities secured by real estate or interests therein or money market securities issued by companies that invest in real estate or interests therein and may hold and sell real estate acquired by the Money Market Fund as a result of the ownership of money market securities.

                                      and

    Purchase or sell commodities or contracts on commodities, except to the extent that the Money Market Fund may do so in accordance with applicable law and the Money Market Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  . With respect to short sales, current fundamental investment restriction (6) would be replaced with a non-fundamental restriction providing that the Money Market Fund may not:

    Make short sales of securities or maintain a short position except to the extent permitted by applicable law. The Money Market Fund currently does not intend to engage in short sales.

  . With respect to investments in restricted securities and "unseasoned" issuers, current fundamental investment restrictions (11) and (12) would be replaced with a non-fundamental restriction providing that the Money Market Fund may not:

    Invest in securities which cannot be readily resold because of legal or contractual restrictions, or which cannot otherwise be marketed, redeemed, put to the issuer or to a third party, if at the time of acquisition more than 10% of its total assets would be invested in such securities. This restriction shall not apply to money market securities that mature within seven days or securities that the Board of Trustees has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act of 1933, as amended, and determined to be liquid by the Board of Trustees are not subject to the limitations set forth in this investment restriction.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

  Information about the Trustees and executive officers of the Trust, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each Trustee and executive officer is Merrill Lynch Asset Management, L.P., P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (65)--President and Trustee (1)(2)--Chairman of MLAM (which term as used herein includes its corporate predecessors) since 1997; Chairman of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors) since 1997; President of MLAM and FAM from 1977 to 1997; President and Director of Princeton Services, Inc. ("Princeton Services") from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990.

  Joe Grills (62)--Trustee (2)--P.O. Box 98, Rapidan, Virginia 22733. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") since 1986; member of CIEBA's Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Incorporated ("IBM") and Chief Investment Officer of the IBM Retirement Funds from 1986 until 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute; Director, Duke Management Company since 1993; Director, LaSalle Street Fund since 1995; Director, Kimco Realty Corporation since January 1997.

  Walter Mintz (69)--Trustee (2)--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (investment partnership) since 1982.

  Robert S. Salomon, Jr. (61)--Trustee (2)--106 Dolphin Cove Quay, Stamford, Connecticut 06902. Principal of STI Management (investment adviser); Chairman and CEO of Salomon Brothers Asset Management from 1992 to 1995; Chairman of Salomon Brothers equity mutual funds from 1992 to 1995; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 to 1991; Director, Common Fund.

  Melvin R. Seiden (67)--Trustee (2)--780 Third Avenue, Suite 2502, New York, New York 10017. Director of Silbanc Properties, Ltd. (real estate, investments and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.

  Stephen B. Swensrud (64)--Trustee (2)--24 Federal Street, Suite 400, Boston, Massachusetts 02110. Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975.

  Terry K. Glenn (57)--Executive Vice President (1)(2)--Executive Vice President of MLAM and FAM since 1983; President of Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor") since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Administrators, L.P. since 1988.

  Joseph T. Monagle, Jr. (49)--Senior Vice President (1)(2)--Senior Vice President and Department Head of the Global Fixed Income Division of MLAM and FAM since 1990; Vice President of MLAM from 1978 to 1990; Senior Vice President of Princeton Services since 1993.

  John Ng (44)--Portfolio Manager (1)(2)--Vice President of the Manager since 1984.

  Donald C. Burke (37)--Vice President (1)(2)--First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.

  Gerald M. Richard (48)--Treasurer (1)(2)--Senior Vice President and Treasurer of MLAM and FAM since 1984; Vice President of the Distributor since 1981 and Treasurer thereof since 1984; Senior Vice President and Treasurer of Princeton Services since 1993.

  Barbara G. Fraser (54)--Secretary (1)(2)--First Vice President of MLAM since 1996; Vice President of MLAM from 1994 to 1996, attorney in private practice from 1991 to 1994.
---------------------
(1) Interested person, as defined in the Investment Company Act of 1940, of the Trust.
(2) Such Trustee or officer is a director, trustee, officer or member of an advisory board of certain other investment companies for which the Manager or FAM acts as investment adviser.

  At January 31, 1998, the Trustees and officers of the Trust as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of beneficial interest of the Trust. At such date, Mr. Zeikel, a Trustee and Officer of the Trust, and the other Officers of the Trust owned less than 1% of the outstanding Common Stock of ML & Co.

COMPENSATION OF TRUSTEES

  Pursuant to the terms of its management agreement with the Trust (the "Management Agreement"), the Manager pays all compensation of officers and employees of the Trust as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or its subsidiaries. The Trust pays each unaffiliated Trustee a fee of $4,000 per year plus $1,000 per meeting attended and all Trustees' actual out-of-pocket expenses relating to attendance at meetings. The Trust also pays each member of the Audit Committee, which consists of all of the unaffiliated Trustees, an annual fee of $4,000 plus a fee of $750 for each meeting of the Audit Committee which is held on a day on which the Board of Trustees does not meet, together with all out-of-pocket expenses relating to attendance at such meetings. These fees and expenses aggregated $75,354 for the fiscal year ended October 31, 1997.

  The following table sets forth for the fiscal year ended October 31, 1997, compensation paid by the Trust to the unaffiliated Trustees and, for the calendar year ending December 31, 1996, the aggregate compensation paid by all investment companies (including the Trust) advised by MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds"), to the unaffiliated Trustees.

                                                          AGGREGATE COMPENSATION
                                          PENSION OR          FROM TRUST AND
                         COMPENSATION RETIREMENT BENEFITS    MLAM/FAM ADVISED
NAME OF                    FROM THE     ACCRUED AS PART       FUNDS PAID TO
TRUSTEE                     TRUST      OF TRUST EXPENSE          TRUSTEES
-------                  ------------ ------------------- ----------------------
 Joe Grills(1)             $15,000           None                $164,000
 Walter Mintz(1)           $15,000           None                $164,000
 Robert S. Salomon,
  Jr.(1)                   $15,000           None                $187,167
 Melvin R. Seiden(1)       $15,000           None                $164,000
 Stephen B. Swensrud(1)    $15,000           None                $154,250

--------
(1) The Trustees serve on the boards of MLAM/FAM Advised Funds as follows: Joe Grills (19 registered investment companies consisting of 47 portfolios); Walter Mintz (18 registered investment companies consisting of 37 portfolios); Robert S. Salomon, Jr. (18 registered investment companies consisting of 37 portfolios); Melvin R. Seiden (18 registered investment companies consisting of 37 portfolios); and Stephen B. Swensrud (21 registered investment companies consisting of 52 portfolios).

MANAGEMENT AND ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Trust--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Money Market Fund.

  Subject to the direction of the Trustees, the Manager performs, or arranges for affiliates to perform, pursuant to the Management Agreement, the management and administrative services necessary for the operation of the Trust and the Money Market Fund. The Manager and its affiliates will provide a variety of administrative and operational services to shareholders of the Money Market Fund, including processing services related to the purchase and redemption of shares and the general handling of shareholder relations. The Manager is responsible for the actual management of the Money Market Fund's portfolio and constantly reviews the Money Market Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Trustees. The Manager provides the Trust and the Money Market Fund with office space, equipment and facilities and such other services as the Manager, subject to supervision and review by the Trustees, shall from time to time determine to be necessary to perform its obligations under the Management Agreement.

  Securities held by the Money Market Fund may also be held by, or be appropriate investments for, other funds or clients (collectively referred to as "clients") for which the Manager or its affiliate, FAM, acts as an investment adviser. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more other clients are selling the security. If purchases or sales of securities for the Money Market Fund or other clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective clients in a manner deemed equitable to all by the Manager or FAM. To the extent that transactions on behalf of more than one client of the Manager or FAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  As compensation for its services under the Management Agreement with the Trust, the Manager is entitled to receive a fee from the Money Market Fund at the end of each month at the annual rates of 0.50% of average daily net assets not exceeding $1 billion; 0.45% of average daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of average daily net assets exceeding $2 billion but not exceeding $3 billion; 0.375% of average daily net assets exceeding $3 billion but not exceeding $4 billion; 0.35% of average daily net assets exceeding $4 billion but not exceeding $7 billion; 0.325% of average daily net assets exceeding $7 billion but not exceeding $10 billion; and 0.30% of average daily net assets exceeding $10 billion. For the fiscal years ended October 31, 1995, 1996 and 1997 the fees paid by the Money Market Fund to the Manager were $30,946,227, $34,280,472 and $38,870,409, respectively.

  The Management Agreement obligates the Manager to provide advisory, administrative and management services, to furnish office space and facilities for management of the affairs of the Trust and the Money Market Fund, to pay all compensation of and furnish office space for officers and employees of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or any of its subsidiaries. The Money Market Fund pays all other expenses incurred in its operation, and, if other Series should be added, a portion of the Trust's general administrative expenses will be allocated on the basis of the asset size of the respective Series. Expenses that will be borne directly by the Series include redemption expenses, expenses of portfolio transactions, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), fees for legal and auditing services, expenses of printing proxies, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor as described below), charges of the Custodian and Transfer Agent, Commission fees, interest, certain taxes, and other expenses attributable to a particular Series. Expenses which will be allocated on the basis of asset size of the respective Series include fees and expenses of unaffiliated Trustees, state franchise taxes, expenses related to shareholder meetings, and other expenses properly payable by the Trust. If additional Series are added to the Trust, the organizational expenses will be allocated among the Series in a manner deemed equitable by the Trustees. Depending upon the nature of a lawsuit, litigation costs may be assessed to the specific Series to which the lawsuit relates or allocated on the basis of the asset size of the respective Series. The Trustees have determined that this is an appropriate method of allocation of expenses. As required by the Distribution Agreement, the Distributor will pay certain of the expenses of each Series incurred in connection with the offering of shares of each Series; after the prospectuses, statements of additional information and periodic reports have been prepared and set in type, the Distributor will pay for the printing and distribution of copies thereof used in connection with the offering to investors. The Distributor will also pay for other supplementary sales literature.

  The Manager is a limited partnership, the partners of which are ML & Co. and Princeton Services, Inc. ML & Co. and Princeton Services are "controlling persons" of the Manager (as defined in the Investment Company Act) because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

  Duration and Termination. Unless earlier terminated as described below, the Management Agreement will continue in effect from year to year if approved annually (a) by the Trustees of the Trust or by a majority of the outstanding shares of the Money Market Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such agreement terminates upon assignment and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Money Market Fund.

                       PURCHASE AND REDEMPTION OF SHARES

  Reference is made to "Purchase of Shares" and "Redemption of Shares" in the Prospectus for certain information as to the purchase and redemption of Money Market Fund shares.

  The Money Market Fund is authorized to issue two classes of shares; however, as of the date of this Statement of Additional Information, no Class II shares have been issued. Each Class I and Class II share of the Money Market Fund represents identical interests in the investment portfolio of the Money Market Fund and has the same rights, except that Class II shares bear the expenses of the ongoing Class II distribution fees. Class II shares have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which distribution fees are paid. Each class has identical exchange privileges. See "Shareholder Services--Exchange Privilege."

  The Fund has entered into a separate distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Money Market Fund (the "Distribution Agreements"). The

Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

  The right to receive payment with respect to any redemption of Money Market Fund shares may be suspended by the Trust for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period
(a) during which the New York Stock Exchange ("NYSE") is closed, other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Money Market Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Money Market Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders of the Money Market Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

  All purchases and redemptions of Money Market Fund shares and dividend reinvestments are confirmed to participants in the IRA, Roth IRA, Basic SM and SEP Plus(R) Self-Directed Plans (rounded to the nearest share) in the statement that is sent monthly to all participants in these Self-Directed Plans. The Money Market Fund and the Distributor have received an exemptive order from the Commission which permits the Money Market Fund to omit sending out more frequent confirmations with respect to certain transactions. These transactions are purchases resulting from automatic investments in shares of the Money Market Fund and redemptions which are effected automatically to purchase other securities which the participant has selected for investment in his account.

  Participants in Self-Directed Plans in association with the Merrill Lynch Blueprint SM Program receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Money Market Fund shares. In addition, these participants receive an individual confirmation with respect to each redemption of Money Market Fund shares and each purchase of such shares other than purchases which are made automatically through payroll deductions. Shareholders who are not participants in the Self-Directed Plans receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Money Market Fund shares.

  In the interest of economy and convenience and because of the operating procedures of the Money Market Fund, certificates representing the Money Market Fund's shares will not be physically issued. Shares are maintained by the Money Market Fund on the register maintained by the Transfer Agent, and the holders thereof will have the same rights of ownership with respect to such shares as if certificates had been issued.

  Class II Distribution Plan. Reference is made to "Purchase of Shares--Class II Shares" in the Prospectus for certain information with respect to the distribution plan for Class II shares (the "Class II Distribution Plan") with respect to the distribution fees paid by the Money Market Fund to Merrill Lynch with respect to such class.

  Payments of the distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, the Class II Distribution Plan provides that Merrill Lynch shall provide and the Trustees shall review quarterly reports of the disbursement of the distribution fees paid to Merrill Lynch. In their consideration of the Class II Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Class II Distribution Plan to the Money Market Fund and to the Class II shareholders. The Class II Distribution Plan further provides that, so long as the Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Trust, as defined in the Investment Company Act (the "Independent Trustees"), shall be committed to the discretion of the Independent Trustees then in office. In approving the Class II Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is reasonable likelihood that such Plan will benefit the Money Market Fund and its Class II shareholders. The Class II Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding Class II voting securities of the Money Market Fund. The Class II Distribution Plan cannot be amended to increase materially the amount to be spent by the Money Market Fund without the approval of the Class II shareholders, and all material amendments are required to be approved by the vote of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Trust preserve copies of the Class II Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

  Limitations on the Payment of Deferred Sales Charges. The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee borne by the Class II shares. As applicable to the Class II shares, the maximum sales charge rule limits the aggregate of distribution fee payments payable by the Money Market Fund to (1) 7.25% of eligible gross sales of Class II shares (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for Class II, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee).

                             PORTFOLIO TRANSACTIONS

  The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Trustees and officers of the Trust, the Manager is primarily responsible for the Money Market Fund's portfolio decisions and the placing of the Money Market Fund's portfolio transactions. In placing orders, it is the policy of the Money Market Fund to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Manager generally seeks reasonably competitive spreads or commissions, the Money Market Fund will not necessarily be paying the lowest spread or commission available. The Money Market Fund's policy of investing in securities with short maturities will result in high portfolio turnover.

  The money market securities in which the Money Market Fund invests are traded primarily in the over-the-counter ("OTC") market. Bonds and debentures are usually traded OTC but may be traded on an exchange. Where possible, the Money Market Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually act as principal for their own accounts. On occasion, securities may be purchased directly from the issuer. The money market securities in which the Money Market Fund invests are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Money Market Fund will primarily consist of dealer spreads and underwriting commissions. Under the Investment Company Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities, unless a permissive order allowing such transactions is obtained from the Commission. Since OTC transactions are usually principal transactions, affiliated persons of the Trust, including Merrill Lynch Government Securities Inc. ("GSI") and Merrill Lynch, may not serve as the Money Market Fund's dealer in connection with such transactions, except pursuant to the permissive order described below. However, affiliated persons of the Trust may serve as its broker in OTC transactions conducted on an agency basis. The Trust may not generally purchase securities from any underwriting syndicate of which Merrill Lynch is a member. Of the money market securities in which the Money Market Fund invests, generally only United States Government agency securities are sold in underwritings.

  The Commission has issued an order permitting all Merrill Lynch-sponsored money market funds, including the Money Market Fund, to conduct principal transactions with GSI in U.S. Government securities and U.S. Government agency securities and with Merrill Lynch Money Markets Inc., a subsidiary of GSI ("MMI"), in certificates of deposit and other short-term bank money instruments and commercial paper. This order contains a number of conditions, including conditions designed to ensure that the price to the Money Market Fund from GSI or MMI is equal to or better than that available from other sources. GSI and MMI have informed the Trust that they will in no way, at any time, attempt to influence or control the activities of the Money Market Fund or the Manager in placing such principal transactions. The permissive order allows GSI or MMI to receive a dealer spread on any transaction with the Money Market Fund no greater than its customary dealer spread from transactions of the type involved. Generally such spreads do not exceed 0.25% of the principal amount of the securities involved.

  The Trustees of the Trust have considered the possibilities of recapturing for the benefit of the Money Market Fund expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting such portfolio transactions through affiliated entities, including GSI and Merrill Lynch. For example, dealer spreads received by GSI or its subsidiary on transactions conducted pursuant to the permissive order described above could be offset against the management fee payable by the Money Market Fund to the Manager. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

  The Money Market Fund does not expect to use one particular dealer, but, subject to obtaining the best price and execution, dealers who provide supplemental investment research (such as information concerning money market securities, economic data and market forecasts) to the Manager may receive orders for transactions by the Money Market Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

                        DETERMINATION OF NET ASSET VALUE

  The net asset value of the Money Market Fund is determined by the Manager once daily, immediately after the daily declaration of dividends, on each business day during which the NYSE or New York banks are open for business. Such determination is made as of the close of business on the NYSE (generally 4:00 p.m., New York time) or, on days when the NYSE is closed but the New York banks are open, at 4:00 p.m., New York time. As a result of this procedure, the net asset value is determined each day except for days on which both the NYSE and New York banks are closed. Both the NYSE and New York banks are closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is determined under the "penny-rounding" method by adding the value of all securities and other assets in the portfolio, deducting the portfolio's liabilities, dividing by the number of shares outstanding and rounding the result to the nearest whole cent.

  The Money Market Fund values its portfolio securities with remaining maturities of 60 days or less on an amortized cost basis and values its securities with remaining maturities of greater than 60 days for which market quotations are readily available at market value. Other securities held by the Money Market Fund are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

  In accordance with the Commission rule applicable to the valuation of its portfolio securities, the Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will purchase instruments having remaining maturities of not more than 397 days (13 months), with the exception of U.S. Government Securities and U.S. Government agency securities, which may have remaining maturities of up to 762 days (twenty-five months). The Money Market Fund will invest only in securities determined by the Trustees to be of high quality with minimal credit risks. In addition, the Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share as computed for the purposes of sales and redemptions at $1.00. Deviations of more than an insignificant amount between the net asset value per share calculated using market quotations and that calculated on a "penny-rounded" basis will be reported to the Trustees by the Manager. In the event the Trustees determine that a deviation exists which may result in the material dilution or other unfair results to investors or existing shareholders, the Money Market Fund will take such corrective action as it regards as necessary and appropriate, including the reduction of the number of outstanding shares of the Money Market Fund by having each shareholder proportionately contribute shares to the Money Market Fund's capital; the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share solely by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant "penny rounded" net asset value of $1.00 per share, the shareholders will contribute proportionately to the Money Market Fund's capital. Each shareholder will be deemed to have agreed to such contribution by an investment in the Money Market Fund.

  Since the net income of the Money Market Fund (including realized gains and losses on the portfolio securities) is determined and declared as a dividend immediately prior to each time the net asset value of the Money Market Fund is determined, the net asset value per share of the Money Market Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder's investment in the Money Market Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Money Market Fund in the account, and any decrease in the value of a shareholder's investment may be reflected by a decrease in the number of shares in the account. See "Taxes."

                               YIELD INFORMATION

  The Money Market Fund normally computes its annualized yield by determining the net income for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period to obtain the base period return, multiplying the result by 365 and then dividing by seven. Under this calculation, the yield reflects realized and unrealized gains and losses on portfolio securities. In accordance with regulations adopted by the Commission, the Money Market Fund is required to disclose its annualized yield for certain seven-day base periods in a standardized manner that does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

  The yield on the Money Market Fund's shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by the Money Market Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on Treasury securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Money Market Fund shares for various reasons may not be comparable to the yield on shares of other money market funds or other investments.

                                     TAXES

FEDERAL

  Regulated Investment Companies. The following is a general summary of the treatment of regulated investment companies ("RICs") and their shareholders under the Code. The Trust intends to continue to qualify the Money Market Fund for the special tax treatment afforded RICs under the Code. As long as it so qualifies, the Money Market Fund will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to participants' Self-Directed Plan accounts. The Trust intends to cause the Money Market Fund to distribute substantially all of its income.

  As discussed in the Prospectus, the Trust may establish other series in addition to the Money Market Fund (together with the Money Market Fund, the "Series"). Each Series of the Trust will be treated as a separate corporation for Federal income tax purposes. Each Series, therefore, will be considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Series do not offset gains in another Series, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Series level rather than at the Money Market Fund level.

  Dividends paid by the Money Market Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are ordinarily taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") are ordinarily taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Money Market Fund shares. Any loss upon the sale or exchange of Money Market Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Money Market Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Recent legislation creates additional categories of capital gain taxable at different rate, which RICs generally may pass through to shareholders. Generally, not later than 60 days after the close of its taxable year, the Money Market Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends, as well as the amounts of capital gain dividends in the different categories of capital gain referred to above. Dividends of a RIC are ordinarily taxable to shareholders even though they are reinvested in additional shares of the Fund.

  If the value of assets held by the Money Market Fund declines, the Board of Trustees may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders' remaining Money Market Fund shares. In the event of retirement plan disqualification or for shares held outside of a retirement plan, distributions, including distributions reinvested in additional shares of the Money Market Fund, would be fully taxable, even if the number of shares in shareholders' accounts had been reduced as described above.

  Under certain provisions of the Code, some taxpayers may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, participants in the Self-Directed Plans subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Money Market Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

  Self-Directed Retirement Plans. Investment in the Money Market Fund is limited to participants in the self-directed retirement plans ("retirement plans") for which Merrill Lynch acts as custodian. Accordingly, the general description of the tax treatment of RICs as set forth above is qualified with respect to the special tax treatment afforded retirement plans under the Code. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to Class I or II shareholders if such shares are held in a retirement plan.

  For all Self-Directed Plans except Roth IRAs, such distributions will be taxable as ordinary income at the rate applicable to the participant at the time of the distribution. Such distributions would include (i) any pre-tax contributions to their self-directed retirement plan (including pre-tax contributions that have been rolled over from another retirement plan or IRA) and (ii) dividends (whether or not such dividends are classified as ordinary income or capital gain dividends). Recent legislation, however, provides that there is no penalty for early withdrawals from a retirement plan for the purpose of acquiring one's first home. In addition to ordinary income tax, participants (except Roth IRA participants) may be subject to the imposition of a 10% excise tax on any amount withdrawn from a retirement plan prior to the participant's attainment of age 59 1/2, unless the shareholder has become disabled, is purchasing a first new home (subject to the $10,000 lifetime limit) or has died.

  For Roth IRA participants, distributions, including accumulated earnings on contributions, will not be includible in income if such distribution is made more than five years after the first tax year of contribution and the account holder is either 59 1/2 or older, has become disabled, is purchasing a first new home (subject to a $10,000 lifetime limit) or has died. As with the other Self-Directed Plans, a 10% excise tax applies to amounts, other than the $10,000 allowed for a first home purchase, withdrawn from the Roth IRA prior to reaching age 59 1/2. Such a withdrawal would also be included in income to the extent of earnings on contributions, with distributions treated as made from contributions and then from earnings.

  Under certain limited circumstances (for example, if an individual for whose benefit a retirement plan is established engages in any transaction prohibited under Section 4975 of the Code with respect to such account), the retirement plan would cease to be qualified for the special treatment afforded certain retirement plans under the Code as of the first day of such taxable year that the transaction causing disqualification occurred. If a retirement plan through which a participant holds Class I or Class II shares of the Money Market Fund becomes ineligible for special tax treatment, such participant will be treated as having received a distribution on the first day of the taxable year from the retirement plan in an amount equal to the fair market value of all assets in the account. A shareholder (except shareholders in Roth IRAs) then would be taxed currently on the amount of any pre-tax contributions and previously untaxed dividends held within the account. A Roth IRA shareholder would be taxed currently on the distribution to the extent of accumulated earnings on contributions. All shareholders would be taxed on all ordinary income and capital gain dividends paid by the Money Market Fund subsequent to such event, whether such dividends were received in cash or reinvested in additional shares. These ordinary income and capital gain dividends also might be subject to state and local taxes. In the event of retirement plan disqualification, shareholders also could be subject to the 10% excise taxes described above. Additionally, retirement plan disqualification may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by the Fund unless a reduced rate of withholding or withholding exemption is provided under applicable treaty law.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

STATE

  Ordinary income and capital gain dividends on RIC shares held in a disqualified retirement plan or outside of a retirement plan also may be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income taxation. Generally, however, states exempt from state income tax dividends on shares held within a qualified retirement plan, and commence taxation on such amounts when actually distributed from the retirement plan.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                              EXCHANGE PRIVILEGE

  Participants in the Self-Directed Plans (except retirement plans in association with the Merrill Lynch Blueprint SM Program) who are Class I or Class II shareholders of the Money Market Fund and who have held all or part of their shares for at least 15 days may exchange their Class I or Class II shares of the Money Market Fund for Class D shares of certain other mutual funds advised by the Manager or FAM (collectively referred to as the "MLAM-advised mutual funds") on the basis described below. Shares with a net asset value of at least $250 are required to qualify for the exchange privilege.

  Alternatively, shareholders may exchange shares of the Money Market Fund for Class A shares of one of the MLAM-advised non-money market mutual funds if the shareholder holds any Class A shares of that fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to invest in Class A shares of such fund, otherwise Class D shares will be automatically purchased. An eligible Class A investor includes the following: certain employer sponsored retirement or savings plans, including eligible 401(k) plans, provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates; corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds; participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services and certain purchases made in connection with the Merrill Lynch Mutual Fund Adviser program; and ML & Co. and its subsidiaries and their directors and employees and members of the Board of MLAM-advised investment companies, including the Money Market Fund.

  Class I and Class II shareholders of the Money Market Fund also may exchange shares of the Money Market Fund into shares of Merrill Lynch Ready Assets Trust, Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund.

  Under the exchange privilege, each of the funds offers to exchange its shares ("new shares") for shares ("outstanding shares") of any of the other funds, on the basis of relative net asset value per share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding shares and the sales charge payable at the time of the exchange on the new shares. At the present time, the shares of each of the funds other than Merrill Lynch U.S.A. Government Reserves are sold with varying sales charges. With respect to outstanding shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such shares in the initial purchase and any subsequent exchange. Shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds. For purposes of the exchange privilege, dividend reinvestment shares shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the shares on which the dividend was paid. Based on this formula, an exchange of shares of the Money Market Fund, which are sold on a no-load basis, for shares of the other funds, which are sold with a sales charge, will generally require the payment of a sales charge.

  The exchange privilege available to participants in the Merrill Lynch Blueprint SM Program may be different from that available to other investors. Shareholders of the Money Market Fund other than participants in the Self-Directed Plans should consult with Merrill Lynch as to availability of the exchange privilege.

  Before effecting an exchange, shareholders of the Money Market Fund should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the new shares for Federal income tax purposes and depending on the circumstances, a short or long-term capital gain or loss may be realized with different long-term capital gains rates potentially applicable, if gain on the sale is long-term. In addition, an exchanging shareholder of any of the funds may be subject to backup withholding unless such shareholder certifies under penalty of perjury that the taxpayer identification number on file with any such fund is correct, and that he or she is not otherwise subject to backup withholding. See "Taxes."

  To exercise the exchange privilege, shareholders may either contact their listed securities dealer, who will advise the Money Market Fund of the exchange. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Money Market Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                              GENERAL INFORMATION

DESCRIPTION OF SERIES AND SHARES

  The Declaration of Trust provides that the Trust shall comprise separate Series each of which will consist of a separate portfolio that will issue separate shares. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, par value $.10 per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. Shareholder approval is not necessary for the authorization of additional Series or classes of a Series of the Trust. At the date of this Statement of Additional Information, the Money Market Fund is the only existing Series of the Trust, and shares of the Money Market Fund are divided into Class I and Class II shares (although no Class II shares have been issued). Class I and Class II shares represent an interest in the same assets of the Money Market Fund and are identical in all respects, except that Class II shares bear certain expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Board of Trustees of the Trust may classify and reclassify shares of any Series into additional classes at a future date.

  All shares have equal voting rights, except that only shares of the respective Series are entitled to vote on matters concerning only that Series and, as noted above, Class II shares will have exclusive voting rights with respect to matters relating to the distribution expenses borne solely by such class. Each issued and outstanding share is entitled to one vote for each full share held and fractional votes on fractional shares in the election of Trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders, and to participate equally in dividends and distributions with respect to that Series and upon liquidation or dissolution of the Series in the net assets of such Series remaining after satisfaction of outstanding liabilities.

  The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully paid and non-assessable, have no preference, pre-emptive, conversion, exchange or similar rights, and will be freely transferable. Shareholders of the Trust are entitled to redeem their shares as set forth under "Redemption of Shares" in the Prospectus and "Purchase and Redemption of Shares" herein. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees of the Trust if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. At the date of this Statement of Additional Information, the Money Market Fund is the only Series of the Trust.

CUSTODIAN

  The Bank of New York (the "Custodian"), 90 Washington Street, 12th Floor, New York, New York 10286, acts as Custodian of the Money Market Fund's assets. The Custodian is responsible for safeguarding and controlling the Money Market Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Money Market Fund's investments.

TRANSFER AGENT

  Merrill Lynch Financial Data Services, Inc., (the "Transfer Agent"), 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, a subsidiary of
ML & Co., acts as the Money Market Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Trust. The selection of independent auditors is subject to ratification by the shareholders of the Trust. The independent auditors are responsible for auditing the annual financial statements of the Money Market Fund.

LEGAL COUNSEL

  Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Trust.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Money Market Fund ends on October 31 of each year. The Money Market Fund sends to its shareholders at least semi-annually reports showing the Money Market Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement and the exhibits relating thereto, which the Money Market Fund has filed with the Commission, Washington, D.C. 20549, under the Securities Act and the Investment Company Act, to which reference is hereby made.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  To the knowledge of the Trust, no person or entity owned beneficially 5% or more of the Money Market Fund's shares on January 31, 1998.

                               ----------------

  The Declaration of Trust establishing the Trust, dated July 15, 1986, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Retirement Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Trust but the "Trust Property" (as defined in the Declaration) only shall be liable.

                                  APPENDIX A

                    DESCRIPTION OF THE SELF-DIRECTED PLANS

  This Appendix describes in summary form the various types of self-directed retirement plans for which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") acts as passive custodian (the "Self-Directed Plans"). This description does not purport to be complete, and it should be read in conjunction with the materials concerning the Self-Directed Plans, including copies of the Plans and the forms necessary to establish a plan, which are available from Merrill Lynch. Investors should read such materials carefully before establishing a Self-Directed Plan and should consult with their attorney or tax adviser to determine if any of the Self-Directed Plans are suited to their needs and circumstances. The laws applicable to the Self-Directed Plans, including the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Internal Revenue Code of 1986, as amended (the "Code") are complex and include a variety of transitional rules which may be applicable to some investors. These laws should be reviewed by investors' attorneys to determine their applicability. Investors are further advised that the discussion of taxation contained in this Appendix relates solely to federal tax laws but generally does not address the numerous transitional rules and that the tax treatment of the Self-Directed Plans under applicable state law may vary.

  There are eight types of Self-Directed Plans available: the individual retirement account ("IRA"); the Roth IRA; the individual retirement rollover account ("IRRA"), the simplified employee pension plan ("SEP Plus (R)"); the Basic SM (Keogh Plus) profit sharing plan; the Basic SM (Keogh Plus) money purchase pension plan (together with the profit sharing plan, the "Basic SM Plans"); the 403(b)(7) Retirement Selector Account ("RSA") and the corporate self-directed account of the Merrill Lynch Blueprint SM Program. Specific information with respect to certain requirements and limitations for each Self-Directed Plan is described in greater detail below. See "Types of Self-Directed Plans."

ESTABLISHMENT OF A SELF-DIRECTED PLAN ACCOUNT

  Self-Directed Plan accounts may be established by qualified individuals and businesses through Merrill Lynch.

  With the exception of Roth IRAs, Self-Directed Plans generally afford participants whose income is below certain prescribed limits the opportunity to take a tax deduction, up to the maximum amount permitted under the Code for the particular Self-Directed Plan, for amounts contributed to the Plan. Contributions to Roth IRAs are not currently deductible; however, amounts contributed to Roth IRA accounts can accumulate tax-free and qualified distributions from the Roth IRA including accumulated earnings will not be included in income. Each Self-Directed Plan is "self-directed;" that is, each participant is responsible for making investment decisions concerning the funds contributed to his Self-Directed Plan.

  Merrill Lynch charges an annual custodial fee for each account established pursuant to the Self-Directed Plans. These fees, which are contained in the Self-Directed Plan documents, vary according to the type of account. Brokerage fees will be assessed separately for each transaction to which they apply.

  Shares of the Money Market Fund also are offered to participants in various retirement plans in association with the Merrill Lynch Blueprint SM Program. Most contributions to such plans are made through payroll deductions. In addition to investing in the Money Market Fund, participants in such plans may invest in other mutual funds associated with the Merrill Lynch organization or various other types of securities. If participants elect to have their contributions invested in the Money Market Fund, the contributions will be invested automatically on the business day following the date they are received in the account. There will be no minimum initial or subsequent purchase requirement pursuant to these types of plans. Cash balances of less than $1.00 will not be invested.

PERMISSIBLE SELF-DIRECTED PLAN INVESTMENTS

  The type of investments that may be made depends on the type of Self-Directed Plan established.

  Participants and employers that maintain IRAs, Roth IRAs, IRRAs, Basic SM Plans, SEP Plus(R) or retirement plans in association with the Merrill Lynch Blueprint SM Program may invest in securities through Merrill Lynch or its affiliates, including stocks traded "over-the-counter" or on a recognized exchange, government or corporate debt obligations, certain mutual funds, certain limited partnership interests in real estate, and bank money instruments. Participants and employers may also invest in annuity contracts issued by a life insurance company (including Merrill Lynch Life Insurance Company and Merrill Lynch Life Insurance Company of New York), and, in the case of Basic SM Plan participants only, life insurance contracts. Participants and employers that maintain RSAs are restricted to investing in mutual funds. Those participants and employers desiring a diversified portfolio but not wishing to actively manage the portfolio may elect to invest all or a portion of their account in certain mutual funds advised by Merrill Lynch Asset Management, L.P. (the "Manager") or its affiliate. Participants and employers may vary their investment portfolio as often as they wish.

  Cash balances arise in a Self-Directed Plan account from contributions to the Plan, the sale of securities held in the account and the receipt of dividends, interest and principal repayments on securities held in the account. Cash balances for which no other investment directions are given will, in accordance with the option previously selected by the participant or employer, be invested in full shares of the Money Market Fund or another money market fund advised by the Manager, deposited in an Insured Investment Account, an FDIC insured interest-bearing account with a Merrill Lynch Bank and Trust Company, or maintained uninvested in the Self-Directed Plan account. If such amounts are not invested, no return will be earned. All cash balances will be invested or maintained in accordance with the option selected by the participant or employer, pending instructions as to further investment.

  Based upon performance of money market funds generally over the last several years, the yield on amounts invested in the Money Market Fund may be greater at times than the yield on amounts deposited in the interest-bearing account. There can be no assurance, however, that the yield on an investment in the Money Market Fund will be or will remain greater than that available on such interest-bearing account. In addition, the Money Market Fund is not a bank, and shares of the Money Market Fund are not equivalent to a bank account. As with any investment in securities, the value of an investment in the Money Market Fund will fluctuate. Amounts deposited in the interest-bearing account will be insured as to principal in an amount of up to $100,000 per account by the Federal Deposit Insurance Corporation. Cash balances maintained in a Self-Directed Plan account will be insured, up to $100,000, by the Securities Investor Protection Corporation.

CONTRIBUTIONS AND DISTRIBUTIONS

  The amount that may be contributed to a Self-Directed Plan in any one year is subject to certain limitations under the Code; however, assets already in a Self-Directed Plan account may be invested without regard to such limitations on contributions. With the exception of contributions made on behalf of employees by employers under the Basic SM Plans, employer contributions to a SEP Plus (R), RSA or 401(k) plan in association with the Merrill Lynch Blueprint SM Program (as discussed herein), and contributions to a Roth IRA, a Self-Directed Plan participant may deduct from his annual gross income, up to the maximum permitted under the Code, amounts contributed to his or her Self-Directed Plan. These amounts, plus any additional income earned on such contributions, will ordinarily not be taxed until distributed to the participant.

  Generally, under the Code, distributions from any Self-Directed Plan may be made at any time but, as discussed below, distributions made prior to the date on which the participant reaches age 59 1/2 and, for Roth IRAs, within five years from the first tax year of contribution, may be subject to a penalty and, for Self-Directed Plans other than a Roth IRA, the entire distribution and for Roth IRAs the portion attributable to accumulated earnings may be subject to mandatory federal income tax withholding at a 20% rate (as described below). Recent legislation provides that there is no penalty for early withdrawals from any Self-Directed Plan for the purpose of acquiring one's first home. Except in the case of Roth IRAs, distributions will be taxed as ordinary income at the rate applicable to the participant in the year in which distributed. For Roth IRAs, only the portion of the distribution attributable to accumulated earnings will be taxable as ordinary income on distribution.

  Excess Contributions. Contributions to an IRA, Roth IRA, IRRA or SEP
Plus (R) in excess of those allowed by law are subject to a 6% excise tax if not withdrawn, together with additional income attributable to such excess contributions, prior to the date the participant files his or her income tax return for the year in which the excess contribution was made. If an excess amount is contributed in one year and is not eliminated in later years, the excess amount will be subject to a cumulative six percent excise tax each year until it is eliminated. Elimination of the excess may be accomplished either by reducing the contribution (and deduction) for a succeeding year, or by withdrawal of the excess amount plus the income attributable to it. Such income will be considered a premature distribution subject to the ten percent penalty tax on premature distributions discussed below, and, except for Roth IRAs, for which the distribution would only be taxed to the extent of any accumulated earnings, will additionally be taxable as ordinary income at the applicable rate for the year in which it is distributed. Contributions to a Basic Plan SM, RSA or a 401(k) plan in association with the Merrill Lynch Blueprint SM Program are not subject to the 6% excise tax, but premature distributions from these plans under the Code are generally subject to the 10% penalty.

  Timing of Retirement Benefits. Except with respect to Roth IRAs, a participant, upon reaching age 59 1/2, generally may make such distributions from his Self-Directed Plan account as he chooses without tax penalties. Generally, the Code requires that amounts in Self-Directed Plans must commence to be distributed to a participant on or before April 1 of the calendar year following the calendar year in which he reaches age 70 1/2, even if the employee has not retired; with respect to Roth IRAs, however, no mandatory withdrawals are required during the account holder's life.

  Distributions from Self-Directed Plans may be made in a lump sum or installments over the life of the participant, or the joint lives of the participant and a designated beneficiary, or over a period not to exceed the life expectancy (determined, generally, by IRS life expectancy tables) of the participant or the joint life expectancy of the participant and designated beneficiary. If the employee dies before his entire interest has been distributed, the remaining portion of his interest must be distributed at least as rapidly as the method of distribution in effect prior to his death. Special rules apply under the Code to spousal beneficiaries.

  If the minimum payout required from a Self-Directed Plan for a particular year is not made, a 50% excise tax will be imposed on the amount representing the difference between the minimum payout required from the Self-Directed Plan, and the amount actually distributed, under
Section 4974 of the Code. Since there are no minimum payouts required for Roth IRAs during the grantor's lifetime, there are no such penalties until the minimum payout obligation becomes operative for the grantor's beneficiaries.

  Treatment of Lump Sum Distributions and Annuities. The recipient of a "lump sum distribution" (generally a distribution or payment within one taxable year to the recipient of the balance to the credit of the employee on account of the employee's death, attainment of age 59 1/2, disability or separation from service (except in the case of a self-employed individual)) from a qualified retirement plan (including Basic SM Plans, RSA and 401(k) plans but not IRAs, Roth IRAs or SEP Plus (R) accounts) may compute his tax liability using the five-year averaging tax computation, subject to certain requirements. The total taxable amount of a lump sum distribution is the part that is the employer's contribution and income earned on the account. Generally, the part of the distribution that consists of the employee's contributions (other than deductible voluntary employee contributions), the actuarial value of any annuity contract distributed and the net unrealized appreciation in employer's securities distributed (until such securities are sold or otherwise disposed of in a taxable transaction), together with the death benefit exclusion, if applicable, is not taxed. Employee contributions should be reduced by any amounts previously distributed that were included in gross income because they were a return of employer contributions. If annuity payments are made from qualified retirement plans after January 1, 1986, under Section 72(b) of the Code a portion of the annuity payments received annually by recipients may be excluded from income as a return of the recipient's investment. This "exclusion ratio" is the employee's investment in the contract over the expected return. For annuity starting dates commencing after 1986, this exclusion ratio is applied to only a limited number of annuity payments, and the excludable amount is limited to the employee's total investment. If an annuitant dies before the entire investment has been recovered, the unrecovered investment is deductible on the individual's final income tax return. No income averaging methods apply to distributions from IRAs, Roth IRAs, IRRAs, SEP Plus (R) accounts or RSAs.

  Premature Distributions. 1. Excise Tax: Distributions from an IRA, Roth IRA, IRRA, RSA, SEP Plus (R) or qualified retirement plan (including Basic SM Plans and 401(k) plans) prior to the time the participant reaches age 59 1/2 generally are subject to penalty unless the participant has died or has become disabled (within the meaning of Code Section 72(m)(7)) or is purchasing a first home. The penalty for early distributions is an excise tax equivalent to 10% of the amount so distributed, in addition to the applicable ordinary income tax payable on such amount for all Self-Directed Plans or on the amount of the distribution representing accumulated earnings for Roth IRAs for the year in which it is distributed. The tax will be waived for any distribution that is part of a scheduled series of substantially level payments under an annuity for the life or life expectancy of the taxpayer or the joint lives of the taxpayer and his designated beneficiary. Distributions can also be made, without penalty, to cover deductible medical expenses, for certain payments in a divorce settlement, or to an employee who is age 55 or older, has separated from service, and has satisfied the requirements of the employer's plan for early retirement (if the plan permits such payments). In certain cases, the penalty will not be waived if the distribution is from an IRA, Roth IRA or retirement annuity. A premature distribution of an employee's contribution from a 401(k) plan or RSA may be permitted without penalty in the event of hardship, termination of the plan or a sale of the employer's business. The penalty is also not waived for distributions from a qualified retirement plan, if the employee is a more than five percent owner or has been a more than five-percent owner at any time during the five plan years preceding the plan year ending in the tax year in which the amount is received. A five percent owner is a person who, in the case of a corporate employer, actually or constructively owns more than five percent of the outstanding stock of the employer or stock possessing more than five percent of the total combined voting power of all stock of the employer, or who, in the case of a non-corporate employer, owns more than five percent of the capital or profits interest in the employer. A rollover will avoid imposition of the excise tax. However, for distributions prior to 1993, the Code restricts the rollover of partial distributions to distributions received on account of an employee's separation from service, death or disability.

  2. Mandatory Income Tax Withholding: Generally, any portion of an "eligible rollover distribution" made from a qualified retirement plan after December 31, 1992 qualifies for tax-free rollover into an eligible retirement plan under
Section 402(c) of the Code. Under Section 402(c), as amended, all distributions from a qualified retirement plan (including in-service distributions) are eligible rollover distributions, except for certain periodic payments, required amounts distributed to a participant who is over age 70 1/2 as described above, and amounts otherwise not includible in gross income. Rollovers may be made by the participant in one of two ways: first, by direct transfers from the qualified retirement plan to an IRA or Roth IRA (including an individual retirement annuity other than an endowment contract), a qualified defined contribution plan or an annuity under Section 403(a) of the Code (a "direct rollover") or, in the case of the RSA plan to another 403(b) plan, a tax sheltered annuity; or second, by rolling over an eligible rollover distribution within 60 days of receipt to any of the arrangements described above. In the event a direct rollover is not chosen by the participant, a mandatory 20% of the distribution, or the amount of the distribution representing accumulated earnings in the case of a Roth IRA, is withheld to satisfy any federal tax liability that may be assessed. The mandatory 20% withholding tax is not assessed against any distributions that may not be rolled over (including, but not limited to, distributions to beneficiaries other than a surviving spouse, or a present or former spouse under a qualified domestic relations order).

  Participants should consult with their attorneys or tax advisers in order to determine the application of the rollover and mandatory withholding requirements to their own circumstances. Participants also should consult their attorneys or advisers when considering converting or rolling over to a Roth IRA.

  The foregoing rules are of general applicability to the Self-Directed Plans. The following section discusses specific considerations applicable to the different types of Self-Directed Plans.

TYPES OF SELF-DIRECTED PLANS

  Traditional Individual Retirement Accounts. As a result of changes made by the Tax Reform Act of 1986, the allowable deductions for contributions to IRAs are restricted for certain taxpayers who are (or their spouses are) active participants in employer-sponsored retirement plans and whose adjusted gross income exceeds certain levels. An individual will be considered an active participant in a defined contribution plan if any employer contribution or forfeiture is added to his account for the year. In the case of a defined benefit plan, an individual will be considered an active participant if he is not excluded under the eligibility rules for the year. The determination of whether an individual is an active participant is made without regard to whether the individual's rights under a plan are vested. For 1998, for a single or married individual who is an "active participant" in an employer-sponsored retirement plan, deductible contributions are permitted subject to a pro rata phase-out rule where adjusted gross income (before the IRA deduction) is over $50,000 on a joint return or $30,000 for an unmarried individual. For 1998, the allowable deduction is completely eliminated for such taxpayers when adjusted gross income (before the IRA deduction) reaches $60,000 on a joint return or $40,000 for an unmarried person. For this purpose, an employer-sponsored retirement plan means a pension, profit-sharing or stock bonus plan qualified under Code section 401(a) (including a Keogh plan or

401(k) plan), an annuity plan qualified under Section 403(a), a SEP, a tax-sheltered Code section 403(b) annuity and retirement plans covering federal, state or local government employees. A minimum deductible contribution of $200 is provided for any taxpayer whose adjusted gross income is not above the phase-out range even if the phase-out rules would provide for a lower deduction.

  The Taxpayer Relief Act of 1997 eliminates the limits which previously applied to spouses of active participants in an employer-sponsored retirement plan. Instead, the maximum deductible IRA contribution for an individual who is not an active participant but whose spouse is an active participant, is phased out for the nonactive participant if the couples' combined adjusted gross income is between $150,000 and $160,000.

  Subject to the above limitations, any individual with compensation may establish an IRA. Generally, the maximum yearly tax deduction that may be taken for an IRA contribution is the lesser of $2,000 or 100% of the individual's compensation. If a husband and wife are both employed, they may take a deduction of up to $4,000 on a joint return. If only one spouse is employed, a separate IRA, called a "spousal IRA," may be established for the benefit of the non-working spouse or a spouse that elects to be treated as having no compensation for the year. The aggregate deduction for the two IRAs for any year may not exceed the lesser of 100% of the couples' combined income or $4,000 annually. Allocations may be made between the two accounts in any manner so long as no more than $4,000 is contributed to either of the accounts. No deduction for IRA contributions may be made for or after the tax year in which a participant reaches age 70 1/2. In addition, no deduction will be allowed for amounts paid to an "inherited IRA" (i.e., an IRA acquired on account of the death of another individual other than by the surviving spouse of the original owner).

  Active participants in employer-sponsored plans who are not eligible to make deductible contributions to IRAs (or whose deductions are limited) may make nondeductible contributions to a separate account or a Roth IRA. The nondeductible contribution is subject to the same dollar limitations ($2,000 single, $4,000 joint or 100% of compensation) as deductible contributions described above. Income in the separate account will accumulate tax-free, for retirement accounts other than a Roth IRA, only the account earnings will be included in taxable income upon distribution and a qualified distribution will be entirely tax-free if from a Roth IRA.

  The Self-Directed IRA program allows for the establishment of IRAs, which are "rollover IRAs". Prior to 1993, a rollover IRA could have only been established with a distribution received from a qualified employer-sponsored pension plan that was of an amount equal to at least 50% of the balance to the credit of the employee in the plan; after December 31, 1992, this 50% requirement no longer applies. This distribution would ordinarily be subject to income tax; however, tax may be deferred to the extent that all or part of the rollover amount, less any voluntary contributions made to the employer-sponsored plan, is put into an IRA within 60 days of receiving the distribution. With respect to a distribution of less than the entire balance to the credit of the employee in the plan prior to 1993 (a "partial rollover"), the distribution was eligible for rollover treatment only if the distribution was made on account of the employee's death, separation from service or disability and was not one of a series of periodic payments and the employee elected, in a manner to be prescribed by regulations, to have rollover treatment apply to such distribution. However, as described above, effective for rollovers made after December 31, 1992, the limitations described with respect to partial rollovers have been eliminated, and new mandatory federal income tax withholding requirements have been imposed for any rollover that is not a direct rollover. The amounts in a rollover IRA are taxed only upon distribution, as with other IRAs, except for Roth IRAs. However, tax-free rollover treatment will be denied for amounts received from an "inherited IRA."

  Roth Individual Retirement Accounts. As of January 1, 1998, qualifying participants in Self-Directed Plans generally can contribute up to $2,000 annually (with limits based on adjusted gross income, compensation and contributions to other IRAs) toward retirement. While such contributions are not tax-deductible, amounts contributed to the account can accumulate tax-free and qualified distributions from the Roth IRA will not be included in income. Although the amount which may be contributed to a Roth IRA in any one year is subject to certain limitations, assets already in a Roth IRA may be invested in the Money Market Fund without regard to such limitations.

  Generally taxpayers whose adjusted gross income ("AGI") falls at or below $150,000 (for married couples filing jointly) or at or below $95,000 (for single tax filers) will be able to contribute up to $2,000 of compensation annually to a Roth IRA. Contributions are phased out for taxpayers whose AGI falls between $150,000 and $160,000 for joint filing couples and $95,000 and $110,000 for singles. A taxpayer whose AGI does not exceed $100,000 for the taxable year is eligible to roll over or convert an IRA into a Roth IRA in such year (except for any married taxpayer who elects to file a separate federal income tax return for such year).

  While contributions are non-deductible, distributions from a Roth IRA generally will be tax-free if (a) the account holder has had a Roth IRA for more than five tax years and (b) is age 59 1/2 or older, has become permanently disabled, is purchasing a first home (subject to a $10,000 lifetime limit) or dies. (If a distribution is attributable to a conversion from a traditional IRA, the five-year period is measured from the year in which the conversion occurs.) If these factors are not met, participants withdrawing funds from the Roth IRA will be subject to a 10% early withdrawal penalty and will be subject to income tax to the extent amounts withdrawn represent earnings on contributions to the Roth IRA.

  Unlike other IRAs, individuals can make contributions to a Roth IRA after age 70 1/2.

  Simplified Employee Pension Plans. A SEP is essentially a collection of IRA accounts established by employers for their employees, and any employer, whether it is a sole proprietorship, a partnership or a corporation, may set up a SEP. To qualify as a SEP, certain requirements must be met; in particular, the plan must cover all current employees age 21 years or older who have worked for the business in three of the last five calendar years and have received at least $400 in compensation from the employer. Up to $30,000 or 25% of the employee's compensation up to $160,000 (effective for plan years beginning after December 31, 1994), subject to inflation adjustments may be paid by the employer to the employee's SEP. The same percentage of compensation (determined under a written formula) must be contributed on behalf of each employee. Such contributions are deductible by the employer and excluded from the employee's income. In addition, elective salary deferrals may be made by a participant in the SEP Plus (R) Plan. The tax-free elective deferral of an employee's income for a taxable year cannot exceed $7,000, as adjusted for inflation (currently, $10,000 for 1998). This cap limits all tax-free elective deferrals by an employee under all cash and deferred arrangements, SEPs and tax sheltered annuities.

  Because the SEP is also an IRA, the employee may, if otherwise eligible under the rules applicable to IRAs discussed above, make up to a $2,000 contribution to the SEP or make rollover contributions (see

"Individual Retirement Accounts" above). Amounts contributed to a participant's SEP account vest immediately. If the participant should cease to be employed by the business maintaining the SEP, the participant retains full rights to and investment power over the account. In such case, the account should be changed to a regular IRA so that the participant may make additional permissible contributions.

  Tax-deductible employer contributions may continue to be made to a SEP participant's account even after he has reached age 70 1/2.

  Basic SM Plans. The Basic SM Plan provides a format under which a profit-sharing plan or a money purchase pension plan may be established either by a corporation for its employees or by a self-employed individual or partnership as a "Keogh" plan. A Keogh plan is a self-employed retirement plan established by a self-employed individual or other non-corporate employer for the exclusive benefit of employees and their beneficiaries. For Keogh plan purposes, "employer" takes on a special meaning. A sole proprietor (i.e., a self-employed individual who owns the entire interest in an unincorporated trade or business), an independent contractor, or an individual in business for himself is self-employed and is his own employer. A partnership is treated as the employer of each partner who earns income from the performance of services for the partnership. Silent partners who put up capital but do not work in the business may not be included in a Keogh plan. Under the money purchase pension plan, regular, set contributions must be made for each employee each year. Under the profit-sharing plan, contributions are keyed to the existence of profits and should be made on a regular basis to ensure that the Basic SM Plan maintains its qualified status.

  Generally, all employees who are at least 21 years of age and have worked for the employer (whether corporate or non-corporate) for at least two years must be covered under the terms of the Basic SM Plan. Contributions under a Basic SM Plan are usually required to be allocated among those who are participants on the last day of a plan year. For this purpose, the Basic SM Plan provides several options to define the compensation that will be included in determining contributions under the Basic SM Plan. Contributions under the Basic SM Plan are fully vested when made.

  Top-Heavy Plan Requirements. The Code imposes special rules with respect to qualified plans that are considered to be "top-heavy" plans (individual retirement plans are not subject to the Code's rules relating to "top-heavy" plans). A defined contribution plan, such as the Basic Plan, is considered to be "top-heavy" where the account balances of "key employees" exceed 60% of the account balances of all employees. "Key employees" include all employees who, at any time during the plan year or the four preceding plan years (1) are officers having annual compensation of more than $65,000, as adjusted for inflation, (2) are one of the ten employees with annual compensation of more than $30,000 that actually or constructively own the largest interests in the employer, (3) are "5% owners," or (4) own more than a 1% interest in the employer and have annual compensation in excess of $150,000. The account balance of an individual that has not received compensation as an employee during the five preceding plan years is not taken into account.

  When a plan favoring key employees is determined to be "top-heavy," its continued qualification under the Code depends on its compliance with certain requirements, which (1) limit the amount of a participant's compensation that may be taken into account, (2) provide stringent vesting schedules, (3) provide minimum contributions or benefits for non-key employees, and (4) reduce the aggregate limit on benefits and contributions for certain key employees who participate in both a defined benefit plan and a defined contribution plan. Even if a Basic SM Plan were determined to be "top-heavy," it would continue to maintain its qualification under the Code because the provisions of the Plan relating to the above limitations have been designed to comply with such limitations, whether or not the Basic SM Plan is found to be "top-heavy."

  For a SEP Plus (R) Plan which is top-heavy (either because it was deemed to be top-heavy as of the adoption of the plan or as determined through annual testing prescribed by the Code) the employer may preserve the plan's qualification by making a contribution on behalf of each non-key employee of the lesser of: (1) 3% of each such non-key employee's compensation, or (2) the highest contribution percentage rate for any key employee under the plan.

  Retirement Plans in Association with the Merrill Lynch Blueprint SM Program. The Merrill Lynch Blueprint SM Program is available to participants in a cash or deferred plan (commonly known as a "401(k) plan") and to participants in IRAs and Roth IRAs in which contributions are made through payroll deductions.

  A 401(k) plan is a cash or deferred arrangement that allows an employee to choose whether the employer will pay a certain amount directly to the employee in cash or to a qualified profit-sharing plan or a stock bonus plan on behalf of such employee. The tax-free elective deferral of an employee's income for a taxable year cannot exceed $7,000, as adjusted for inflation (currently, $10,000 for 1998). This cap limits all tax-free elective deferrals by an employee under all cash and deferred arrangements, SEPs and tax sheltered annuities. The employer may make "non-elective" contributions directly into the plan on the employee's behalf. These contributions must meet special non-discrimination tests. Generally, participants in a 401(k) plan in association with the Merrill Lynch Blueprint SM Program are treated in the same manner as participants in other qualified retirement plans.

  Participants in IRA plans which are maintained in association with the Merrill Lynch Blueprint SM Program are generally treated for contribution and distribution purposes in the same manner as other IRA participants, as discussed above.

  Each of the foregoing Self-Directed Plans is designed to meet differing needs and has varying financial and tax consequences. An investor should thoroughly review all of the materials available from Merrill Lynch concerning the Self-Directed Plans and consult with his attorney or tax adviser in determining whether any of these Plans is suited to his needs and circumstances.

                                   APPENDIX B

   DESCRIPTION OF COMMERCIAL PAPER, BANK MONEY INSTRUMENTS AND CORPORATE BOND
                                    RATINGS

COMMERCIAL PAPER AND BANK MONEY INSTRUMENTS

  Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("S&P"). Issues within this category are further refined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1, the highest of the three, indicates the degree of safety regarding timely payment is strong; A-2 indicates that capacity for timely repayment is satisfactory; A-3 indicates that capacity for timely payment is satisfactory, however, they are more vulnerable to the adverse changes of circumstances than obligations rated A-1 or A-2.

  Moody's Investors Service, Inc. ("Moody's") employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative capacity of the rated issuers to repay punctually. Prime-1 issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for repayment, but to a lesser degree than Prime-1. Prime-3 issues have an acceptable capacity for repayment.

  Fitch IBCA, Inc. ("Fitch") employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

  Duff & Phelps Inc. ("Duff & Phelps") employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

CORPORATE BONDS

  Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

  Bonds rated Aaa by Moody's are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

  Bonds rated AAA by Duff & Phelps are deemed to be of the highest credit quality: the risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. AA indicates high credit quality: protection factors are strong, and risk is modest but may vary slightly from time to time because of economic conditions.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 3, 1997

Merrill Lynch Retirement Reserves Money Fund                    October 31, 1997

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                              Face     Interest   Maturity       Value
Issue                        Amount      Rate*      Date       (Note 1a)
================================================================================
Bank Notes--9.3%
================================================================================
Bank of America,           $ 40,000      5.93 %   6/24/98     $ 40,009
N.T. & S.A.                  60,000      5.46+    6/30/98       59,968
--------------------------------------------------------------------------------
BankBoston, N.A.             69,500      5.69     3/16/98       69,474
--------------------------------------------------------------------------------
Barclays Bank PLC            70,000      5.65+    4/16/98       69,984
--------------------------------------------------------------------------------
First Bank N.A.,             20,000      5.665+   3/18/98       20,007
Minneapolis
--------------------------------------------------------------------------------
First National Bank          45,000      6.02     6/11/98       45,030
of Chicago
--------------------------------------------------------------------------------
First Tennessee              20,000      6.10     5/15/98       20,018
Bank N.A., Memphis
--------------------------------------------------------------------------------
KeyBank N.A.                 44,000      5.56+    5/06/98       43,990
                             40,000      5.56+    5/19/98       39,990
                             77,400      5.54+    8/20/98       77,355
                            100,000      5.54+    8/28/98       99,944
                             85,000      5.90     9/17/98       85,020
--------------------------------------------------------------------------------
Morgan Guaranty              65,000      5.615+   2/19/98       64,989
Trust Company of NY
--------------------------------------------------------------------------------
Northern Trust Co.,          25,000      5.96     6/17/98       25,009
Chicago                      14,000      5.95     6/24/98       14,005
--------------------------------------------------------------------------------
PNC Bank N.A.               150,000      5.60+   10/01/98      149,907
--------------------------------------------------------------------------------
Royal Bank of                29,000      5.47+    6/30/98       28,985
Canada
--------------------------------------------------------------------------------
SunTrust Bank,               25,000      5.80     7/24/98       24,987
Atlanta
--------------------------------------------------------------------------------
U.S. National Bank           15,000      5.665+   4/14/98       14,996
of Oregon
--------------------------------------------------------------------------------
Total Bank Notes
(Cost--$993,526) ........................................      993,667
================================================================================
 Certificates of Deposit--3.6%
================================================================================
Chase Manhattan              55,000      5.87     7/21/98       54,996
Bank
--------------------------------------------------------------------------------
Morgan Guaranty              30,000      5.94     3/20/98       29,997
Trust Company               150,000      5.80     7/28/98      149,926
of NY                       100,000      5.77    10/07/98       99,926
--------------------------------------------------------------------------------
World Savings Bank,          50,000      5.53    11/17/97       49,999
FSB
--------------------------------------------------------------------------------
Total Certificates of Deposit
(Cost--$384,935) ........................................      384,844
================================================================================
 Certificates of Deposit--European--1.3%
================================================================================
Abbey National               60,000      5.93     9/17/98       60,029
Treasury Services
PLC, London
--------------------------------------------------------------------------------







Bank of Scotland             20,000      5.93     9/17/98       20,010
Treasury Services
PLC, London
--------------------------------------------------------------------------------
Westdeutsche                 60,000      5.83     8/03/98       59,976
Landesbank
Girozentrale, London
--------------------------------------------------------------------------------
Total Certificates of Deposit--European
(Cost--$140,007) ........................................      140,015
================================================================================
 Certificates of Deposit--Yankee--5.2%
================================================================================
ABN-AMRO Bank              $ 25,000      5.77 %   7/27/98     $ 24,982
N.V., Chicago                30,000      5.77     7/28/98       29,979
--------------------------------------------------------------------------------
Barclays Bank                50,000      5.94     6/30/98       50,014
PLC, NY                      50,000      5.715   10/09/98       49,930
--------------------------------------------------------------------------------
Bayerische                  100,000      5.87    10/27/98      100,015
Hypotheken-und-
Wechsel Bank, NY
--------------------------------------------------------------------------------
Canadian Imperial            55,000      5.79    10/06/98       54,959
Bank of
Commerce, NY
--------------------------------------------------------------------------------
Deutsche Bank, NY            25,000      5.63     2/26/98       24,977
                             22,000      5.94    10/22/98       22,017
--------------------------------------------------------------------------------
Landesbank                   25,000      5.78     1/27/98       24,990
Hessen-Thuringen             25,000      5.78     1/30/98       24,989
Girozentrale, NY             40,000      6.00     6/09/98       40,019
--------------------------------------------------------------------------------
Rabobank                     15,000      5.50    12/05/97       14,995
Nederland, NY
--------------------------------------------------------------------------------
Swiss Bank Corp., NY         25,000      5.95     7/02/98       25,009
--------------------------------------------------------------------------------
Westdeutsche                 25,000      5.94     6/29/98       25,006
Landesbank                   50,000      5.78     7/31/98       49,969
Girozentrale, NY
--------------------------------------------------------------------------------
Total Certificates of Deposit--Yankee
(Cost--$561,809) ........................................      561,850
================================================================================
 Commercial Paper--38.2%
================================================================================
Aesop Funding Corp.           5,000      5.60    11/14/97        4,989
                             20,000      5.60    11/17/97       19,947
                             28,000      5.53    11/19/97       27,918
                             40,000      5.55    11/19/97       39,883
--------------------------------------------------------------------------------
Alpine                       32,000      5.53    11/07/97       31,966
Securitization               78,407      5.53    11/10/97       78,287
Corporation                  76,069      5.56    11/12/97       75,928
--------------------------------------------------------------------------------
American Express             25,000      5.51    12/31/97       24,763
Credit Corporation
--------------------------------------------------------------------------------
American Honda               40,000      5.55    11/04/97       39,975
Finance Corp.
--------------------------------------------------------------------------------
Apreco, Inc.                 20,000      5.53    11/19/97       19,942
--------------------------------------------------------------------------------
Atlantic Asset               24,000      5.53    11/07/97       23,974
Securitization Corp.         13,881      5.55    11/12/97       13,855
                             12,119      5.54    11/18/97       12,085
--------------------------------------------------------------------------------
Bear Stearns                 70,000      5.53    12/19/97       69,471
Companies, Inc.
--------------------------------------------------------------------------------
Countrywide Home             45,000      5.53    11/12/97       44,917
Loans, Inc.                  29,500      5.55    11/12/97       29,445
--------------------------------------------------------------------------------
Dresdner U.S.               125,000      5.52    11/04/97      124,923
Finance Inc.
--------------------------------------------------------------------------------
Eiger Capital Corp.          14,983      5.52    11/14/97       14,951
--------------------------------------------------------------------------------
Eureka                       75,000      5.53    11/17/97       74,804
Securitization, Inc.         40,000      5.54    11/19/97       39,883
                             25,000      5.52    11/20/97       24,923
--------------------------------------------------------------------------------
Finova Capital Corp.         36,500      5.53    11/17/97       36,405
                             37,000      5.55    11/18/97       36,897
                             16,400      5.56     3/19/98       16,047

Merrill Lynch Retirement Reserves Money Fund                    October 31, 1997

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                              Face     Interest   Maturity       Value
Issue                        Amount      Rate*      Date       (Note 1a)
================================================================================
 Commercial Paper (continued)
================================================================================
Finova Capital             $ 25,000      5.56 %   3/23/98     $ 24,446
Corp. (concluded)            10,000      5.58     4/06/98        9,757
                             50,000      5.62     4/27/98       48,623
--------------------------------------------------------------------------------
Ford Motor Credit            50,000      5.53    12/29/97       49,544
Company                     120,000      5.53    12/30/97      118,886
                             75,000      5.58    12/30/97       74,304
                             88,000      5.60     3/30/98       85,954
--------------------------------------------------------------------------------
General Electric             50,000      5.68    11/25/97       49,807
Capital Corp.               100,000      5.68    12/03/97       99,493
                             68,000      5.545    3/17/98       66,556
                             75,000      5.55     3/23/98       73,338
                             27,000      5.55     4/06/98       26,344
--------------------------------------------------------------------------------
General Electric            200,000      5.52    12/31/97      198,102
Company
--------------------------------------------------------------------------------
General Motors               19,000      5.82    11/03/97       18,991
Acceptance Corp.             50,000      5.72    11/10/97       49,923
                             50,000      5.74    11/20/97       49,846
                             90,000      5.71    12/01/97       89,569
                             50,000      5.65    12/31/97       49,526
                            100,000      5.59     3/02/98       98,109
                             50,000      5.54     3/16/98       48,946
                            100,000      5.55     3/30/98       97,675
--------------------------------------------------------------------------------
Goldman Sachs               125,000      5.53    11/20/97      124,616
Group, L.P.                  50,000      5.69     2/06/98       49,238
--------------------------------------------------------------------------------
Greenwich Funding            50,000      5.53    11/12/97       49,908
Corp.                        50,000      5.57    11/25/97       49,807
--------------------------------------------------------------------------------
International Lease          20,000      5.53    12/12/97       19,871
Finance Corp.
--------------------------------------------------------------------------------
Lehman Brothers             100,000      5.75    11/03/97       99,952
Holdings Inc.
--------------------------------------------------------------------------------
Lexington Parker             50,000      5.55    11/05/97       49,961
Capital Company,             27,674      5.53    11/20/97       27,589
LLC                          55,000      5.55    12/01/97       54,737
                             41,137      5.53    12/04/97       40,922
--------------------------------------------------------------------------------
Lloyds Bank PLC              55,000      5.51    12/29/97       54,498
--------------------------------------------------------------------------------
Mont Blanc Capital           50,000      5.52    11/06/97       49,954
Corp.                        67,093      5.52    11/12/97       66,970
                             50,000      5.53    11/14/97       49,892
--------------------------------------------------------------------------------
National Australia           50,000      5.51    12/29/97       49,544
Funding (Delaware)           36,455      5.53     3/11/98       35,715
Inc.
--------------------------------------------------------------------------------
New Center                  170,000      5.55    12/31/97      168,387
Asset Trust
--------------------------------------------------------------------------------
Old Line Funding             14,159      5.55    11/17/97       14,122
Corp.                        79,341      5.54    11/18/97       79,121
                             56,500      5.55    11/18/97       56,343
--------------------------------------------------------------------------------
Park Avenue                  32,036      5.53    11/20/97       31,938
Receivables Corp.
--------------------------------------------------------------------------------
Three Rivers                 75,000      5.53    11/18/97       74,793
Funding Corp.
--------------------------------------------------------------------------------
Twin Towers Inc.            100,480      5.54    11/20/97      100,171
--------------------------------------------------------------------------------
WCP Funding Inc.             25,000      5.52    11/17/97       24,935
--------------------------------------------------------------------------------
Windmill Funding             50,000      5.55    11/10/97       49,923
Corp.                        38,083      5.57    11/12/97       38,012
                            171,019      5.53%   11/13/97      170,677
                             50,000      5.54    11/14/97       49,892
--------------------------------------------------------------------------------
Total Commercial Paper
(Cost--$4,085,447) ......................................    4,085,405
================================================================================
 Corporate Notes--10.4%
================================================================================
Abbey National               75,000      5.61+    2/10/98       74,986
Treasury Services            65,000      5.59+    2/25/98       64,984
PLC                           5,000      5.93+    3/25/98        5,004
                            100,000      5.65+    4/15/98       99,978
                            175,000      5.54+    6/09/98      174,929
--------------------------------------------------------------------------------
Bank of Scotland             20,000      5.95     6/18/98       20,030
Treasury Services PLC
--------------------------------------------------------------------------------
CIT Group Holdings,          21,500      5.58+    8/17/98       21,485
Inc. (The)                   54,800      5.59     9/30/98       54,756
--------------------------------------------------------------------------------
Credit Suisse                25,000      5.57+    4/14/98       25,002
First Boston Inc.            44,000      5.55+    5/22/98       44,000
--------------------------------------------------------------------------------
First Bank                   29,000      5.605+  11/19/97       29,000
System, Inc.
--------------------------------------------------------------------------------
General Motors               20,000      5.69+    4/17/98       20,006
Acceptance Corp.
--------------------------------------------------------------------------------
IBM Credit Corp.             25,000      5.665+   7/31/98       25,000
--------------------------------------------------------------------------------
International                30,000      5.67     1/28/98       29,994
Business Machines
Corporation
--------------------------------------------------------------------------------
LABS Trust                   92,361      5.656+  12/29/97       92,361
Series 1996-4,
Senior Notes
--------------------------------------------------------------------------------
LABS Trust                   61,738      5.625+  10/21/98       61,738
Series 1997-6,
Senior Notes
--------------------------------------------------------------------------------
LINCS                        50,000      5.625+   1/12/98       50,000
Series 1996-3
--------------------------------------------------------------------------------
Morgan Stanley               15,000      5.68+    2/23/98       15,005
Group, Inc.
--------------------------------------------------------------------------------
Republic Mase                23,000      5.945    6/30/98       23,032
Australia Ltd.
--------------------------------------------------------------------------------
SMM Trust (1997-Q)          182,000      5.625+   1/15/98      182,000
--------------------------------------------------------------------------------
Total Corporate Notes
(Cost--$1,113,213) ......................................    1,113,290
================================================================================
 Funding Agreements--0.5%
================================================================================
Jackson National             50,000      5.686+   5/01/98       50,000
Life Insurance Co.
--------------------------------------------------------------------------------
Total Funding Agreements
(Cost--$50,000) .........................................       50,000
================================================================================
 Master Notes--1.5%
================================================================================
Goldman Sachs               125,000      5.656+   4/28/98      125,000
Group, L.P.                  34,000      5.656+   5/29/98       34,000
--------------------------------------------------------------------------------
Total Master Notes
(Cost--$159,000) ........................................      159,000
--------------------------------------------------------------------------------

Merrill Lynch Retirement Reserves Money Fund                    October 31, 1997

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                              Face     Interest   Maturity       Value
Issue                        Amount      Rate*      Date       (Note 1a)
================================================================================
 US Government, Agency & Instrumentality Obligations--
 Discount Notes--1.6%
================================================================================
Federal Farm               $ 15,000      5.38 %   8/21/98     $ 14,334
Credit Banks                 10,000      5.38     9/01/98        9,540
--------------------------------------------------------------------------------
Federal Home                 25,000      5.32     4/28/98       24,324
Loan Bank                    17,500      5.34     7/09/98       16,836
--------------------------------------------------------------------------------
Federal National             40,000      5.58    11/12/97       39,927
Mortgage                      5,000      5.41    10/09/98        4,741
Association                  60,000      5.41    10/16/98       56,833
--------------------------------------------------------------------------------
Total US Government, Agency & Instrumentality
Obligations--Discount Notes (Cost--$166,584) ............      166,535
================================================================================
 US Government, Agency & Instrumentality Obligations--
 Non-Discount Notes--20.3%
================================================================================
Federal Farm                 40,000      5.63+   11/25/97       39,999
Credit Banks                 50,000      5.65     2/03/98       49,968
--------------------------------------------------------------------------------
Federal Home                120,000      5.29+   12/10/97      119,994
Loan Bank                    75,000      5.30+    1/15/98       74,991
                             25,000      5.99     2/09/98       25,006
                             40,000      5.90     6/19/98       40,026
                            108,600      5.57+   10/20/98      108,569
                             15,000      6.12    11/19/98       15,002
                             15,000      6.00    12/17/98       14,999
                              8,000      6.355    6/11/99        8,030
                             20,000      6.08     6/30/99       20,064
                             30,000      5.99     8/11/99       30,011
--------------------------------------------------------------------------------
Federal Home Loan            35,000      5.58+    4/15/98       34,992
Mortgage Corp.                6,900      6.02     3/03/99        6,900
                              5,000      6.205    6/30/99        5,002
                             10,325      6.10     9/10/99       10,342
--------------------------------------------------------------------------------
Federal National             75,000      5.47    12/30/97       74,956
Mortgage                     25,000      5.19     1/08/98       24,970
Association                 150,000      5.51+    1/15/98      149,985
                             70,000      5.57+    3/26/98       69,984
                             83,000      5.30+    3/27/98       82,977
                             65,000      5.59+    4/21/98       64,988
                             60,000      5.34+    4/24/98       59,989
                             38,000      6.00+    5/14/98       38,000
                             20,000      7.85     9/10/98       20,340
                            101,000      5.57+   10/20/98      100,957
                             75,000      5.57+   11/03/98       74,948
                             15,000      5.81    12/01/98       14,983
                             22,150      5.36+   12/14/98       22,129
                             21,850      6.375    5/21/99       21,929
                             26,150      6.16     7/13/99       26,209
                             60,000      5.29+    7/14/99       59,829
                             25,000      5.95     8/05/99       25,000
                             13,500      5.88     8/10/99       13,486
                             17,740      5.98     9/23/99       17,749
                             78,000      5.60+   10/27/99       77,927

--------------------------------------------------------------------------------
Student Loan                 67,075      5.45+    1/21/98       67,095
Marketing                    85,000      5.305+   2/05/98       84,990
Association                  29,200      5.40+    2/17/98       29,196
                             75,000      5.345+   4/21/98       74,992
                             25,000      5.60     8/11/98       24,968
                            100,000      5.35+   11/06/98       99,971
                             15,000      6.02+   11/20/98       15,007
                             51,425      5.80+   12/18/98       51,399
--------------------------------------------------------------------------------
US Treasury Notes            48,000      5.25    12/31/97       47,985
                             13,000      5.00     1/31/98       12,982
                             15,000      5.75     9/30/99       15,023
--------------------------------------------------------------------------------
Total US Government, Agency & Instrumentality
Obligations--Non-Discount Notes
(Cost--$2,168,455) ......................................    2,168,838
--------------------------------------------------------------------------------
Face
Amount                        Issue
================================================================================
 Repurchase Agreements**--10.1%
================================================================================
$100,000              Fuji Securities, Inc., purchased
                      on 10/31/1997 to yield 5.80% to
                      11/03/1997                               100,000
--------------------------------------------------------------------------------
 250,000              HSBC Securities, Inc., purchased
                      on 10/31/1997 to yield 5.80% to
                      11/03/1997                               250,000
--------------------------------------------------------------------------------
 200,000              J.P. Morgan Securities Inc.,
                      purchased on 10/31/1997 to yield
                      5.68% to 11/03/1997                      200,000
--------------------------------------------------------------------------------
 250,000              Nomura Securities International,
                      Inc., purchased on 10/31/1997 to
                      yield 5.78% to 11/03/1997                250,000
--------------------------------------------------------------------------------
 250,000              PaineWebber Inc., purchased on
                      10/31/1997 to yield 5.70% to
                      11/03/1997                               250,000
--------------------------------------------------------------------------------
  31,837              UBS Securities, LLC, purchased
                      on 10/31/1997 to yield 5.72% to
                      11/03/1997                                31,837
--------------------------------------------------------------------------------
Total Repurchase Agreements
(Cost--$1,081,837) .....................................     1,081,837
--------------------------------------------------------------------------------
Total Investments (Cost--$10,904,813)--102.0% ..........    10,905,281
Liabilities in Excess of Other Assets--(2.0%) ..........      (214,936)
                                                           -----------
Net Assets--100.0% .....................................   $10,690,345
                                                           ===========
--------------------------------------------------------------------------------
* Commercial Paper and certain US Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at October 31, 1997.

**    Repurchase Agreements are fully collateralized by US Government
      Obligations.

+     Floating Rate Notes.

      See Notes to Financial Statements.

Merrill Lynch Retirement Reserves Money Fund                    October 31, 1997

FINANCIAL INFORMATION

==================================================================================================================
 Statement of Assets and Liabilities as of October 31, 1997
==================================================================================================================
Assets:         Investments, at value (identified cost--$10,904,813,468*)
                  (Note 1a) ..................................................                     $10,905,281,465
                Cash .........................................................                             730,491
                Receivables:
                  Interest ................................................... $ 51,158,346
                  Beneficial interest sold ...................................      199,696             51,358,042
                                                                               ------------
                Prepaid registration fees and other assets (Note 1e) .........                             440,147
                                                                                                   ---------------
                Total assets .................................................                      10,957,810,145
                                                                                                   ---------------
------------------------------------------------------------------------------------------------------------------
Liabilities:    Payables:
                  Beneficial interest redeemed ...............................  186,208,583
                  Securities purchased .......................................   74,947,500
                  Investment adviser (Note 2) ................................    3,467,704
                  Dividends to shareholders (Note 1f) ........................        3,937            264,627,724
                                                                               ------------
                Accrued expenses and other liabilities .......................                           2,837,279
                                                                                                   ---------------
                Total liabilities ............................................                         267,465,003
                                                                                                   ---------------
------------------------------------------------------------------------------------------------------------------
Net Assets:     Net assets ...................................................                     $10,690,345,142
                                                                                                   ===============
------------------------------------------------------------------------------------------------------------------
Net Assets      Shares of beneficial interest, $0.10 par value,
Consist of:     unlimited number of shares authorized ........................                     $ 1,068,987,715
                Paid-in capital in excess of par .............................                       9,620,889,430
                Unrealized appreciation on investments--net ..................                             467,997
                                                                                                   ---------------
                Net assets--Equivalent to $1.00 per share based on
                10,689,877,146 shares of beneficial interest outstanding .....                     $10,690,345,142
                                                                                                   ===============
------------------------------------------------------------------------------------------------------------------

            * As of October 31, 1997, net unrealized appreciation for Federal income tax purposes amounted to $145,063, of which $1,085,682 related to appreciated securities and $940,619 related to depreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $10,905,136,402.

                See Notes to Financial Statements.

Merrill Lynch Retirement Reserves Money Fund                    October 31, 1997

FINANCIAL INFORMATION

======================================================================================================================
  Statement of Operations
======================================================================================================================
                                                                                                    For the Year Ended
                                                                                                      October 31, 1997
----------------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned ....                       $ 593,141,521
(Note 1d):
----------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) ...........................    $  38,870,409
                     Transfer agent fees (Note 2) ................................       14,619,064
                     Registration fees (Note 1e) .................................        1,236,692
                     Printing and shareholder reports ............................          669,209
                     Accounting services (Note 2) ................................          524,387
                     Interest expense ............................................          319,012
                     Custodian fees ..............................................          299,372
                     Professional fees ...........................................           83,881
                     Trustees' fees and expenses .................................           75,354
                     Other .......................................................           91,755
                                                                                      -------------
                     Total expenses ..............................................                          56,789,135
                                                                                                         -------------
                     Investment income--net ......................................                         536,352,386
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net ...........................                             581,438
Unrealized Gain      Change in unrealized appreciation on investments--net .......                            (368,533)
(Loss) on                                                                                                -------------
Investments--Net     Net Increase in Net Assets Resulting from Operations ........                       $ 536,565,291
(Note 1d):                                                                                               =============
----------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Merrill Lynch Retirement Reserves Money Fund                    October 31, 1997

======================================================================================================================
  Statements of Changes in Net Assets
======================================================================================================================
                                                                                                For the
                                                                                              Year Ended
                                                                                              October 31,
                                                                                   -----------------------------------
Increase (Decrease) in Net Assets:                                                       1997               1996
----------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net ....................................  $    536,352,386   $    457,309,800
                     Realized gain on investments--net .........................           581,438            471,407
                     Change in unrealized appreciation on investments--net .....          (368,533)        (2,850,451)
                                                                                  ----------------   ----------------
                     Net increase in net assets resulting from operations ......       536,565,291        454,930,756
                                                                                  ----------------   ----------------
----------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net ....................................      (536,352,386)      (457,309,800)
Distributions to     Realized gain on investments--net .........................          (581,438)          (471,407)
Shareholders                                                                      ----------------   ----------------
(Note 1f):           Net decrease in net assets resulting from dividends and
                     distributions to shareholders .............................      (536,933,824)      (457,781,207)
                                                                                  ----------------   ----------------
----------------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net proceeds from sale of shares ..........................    35,790,703,282     27,785,847,538
Transactions         Net asset value of shares issued to shareholders in
(Notes 1f & 3):      reinvestment of dividends and distributions ...............       536,932,268        457,779,630
                                                                                  ----------------   ----------------
                                                                                    36,327,635,550     28,243,627,168
                     Cost of shares redeemed ...................................   (34,977,150,947)   (27,549,454,162)
                                                                                  ----------------   ----------------
                     Net increase in net assets derived from beneficial interest
                     transactions ..............................................     1,350,484,603        694,173,006
                                                                                  ----------------   ----------------
----------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase in net assets ..............................     1,350,116,070        691,322,555
                     Beginning of year .........................................     9,340,229,072      8,648,906,517
                                                                                  ----------------   ----------------
                     End of year ...............................................  $ 10,690,345,142   $  9,340,229,072
                                                                                  ================   ================
----------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Merrill Lynch Retirement Reserves Money Fund                    October 31, 1997

FINANCIAL INFORMATION (concluded)

===================================================================================================================================
  Financial Highlights
===================================================================================================================================

   The following per share data and ratios have been derived
   from information provided in the financial statements.                             For the Year Ended October 31,
                                                                   ----------------------------------------------------------------
   Increase (Decrease) in Net Asset Value:                              1997          1996         1995         1994         1993
-----------------------------------------------------------------------------------------------------------------------------------


   Per Share            Net asset value, beginning of year ......  $      1.00    $     1.00   $     1.00   $     1.00   $     1.00

   Operating                                                       -----------    ----------   ----------   ----------   ----------

   Performance:         Investment income--net ..................        .0512         .0509        .0540        .0345        .0279

                        Realized and unrealized gain (loss) on

                        investments--net ........................        .0001        (.0002)       .0015       (.0011)       .0004

                                                                   -----------    ----------   ----------   ----------   ----------

                        Total from investment operations ........        .0513         .0507        .0555        .0334        .0283

                                                                   -----------    ----------   ----------   ----------   ----------

                        Less dividends and distributions:

                          Investment income--net ................       (.0512)       (.0509)      (.0540)      (.0345)      (.0279)

                          Realized gain on investments--net .....       (.0001)       (.0001)      (.0002)          --+      (.0003)

                                                                   -----------    ----------   ----------   ----------   ----------

                        Total dividends and distributions .......       (.0513)       (.0510)      (.0542)      (.0345)      (.0282)

                                                                   -----------    ----------   ----------   ----------   ----------

                        Net asset value, end of year ............  $      1.00    $     1.00   $     1.00   $     1.00   $     1.00

                                                                   ===========    ==========   ==========   ==========   ==========

                        Total investment return .................         5.35%         5.19%        5.55%        3.47%        2.85%

                                                                   ===========    ==========   ==========   ==========   ==========

-----------------------------------------------------------------------------------------------------------------------------------
   Ratios to Average    Expenses ................................          .54%          .56%         .59%         .59%         .62%

   Net Assets:                                                     ===========    ==========   ==========   ==========   ==========

                        Investment income and realized gain

                        on investments--net .....................         5.13%         5.07%        5.43%        3.44%        2.82%

                                                                   ===========    ==========   ==========   ==========   ==========

-----------------------------------------------------------------------------------------------------------------------------------
   Supplemental         Net assets, end of year (in thousands) ..  $10,690,345    $9,340,229   $8,648,907   $7,403,684   $7,066,326

   Data:                                                           ===========    ==========   ==========   ==========   ==========

-----------------------------------------------------------------------------------------------------------------------------------

                  +     Amount is less than $.0001 per share.

                        See Notes to Financial Statements.

Merrill Lynch Retirement Reserves Money Fund                    October 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Retirement Reserves Money Fund (the "Fund") is a separate Fund offering a separate class of shares of Merrill Lynch Retirement Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which will comprise a series of separate portfolios offering a separate class of shares to participants in the retirement plans for which Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") acts as passive custodian. At the present time, the Fund is the only series offered. The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of investments--Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value.

For the purposes of valuations, the maturity of variable rate certificates of deposit, variable rate commercial paper, short-term corporate bond notes, variable rate Government agency notes and variable rate corporate notes is deemed to be the next coupon date on which the interest rate is to be adjusted. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gains or losses on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel,

Merrill Lynch Retirement Reserves Money Fund                    October 31, 1997

NOTES TO FINANCIAL STATEMENTS (concluded)

facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $1 billion; 0.45% of average daily net assets in excess of $1 billion but not exceeding $2 billion; 0.40% of average daily net assets in excess of $2 billion but not exceeding $3 billion; 0.375% of average daily net assets in excess of $3 billion but not exceeding $4 billion; 0.35% of average daily net assets in excess of $4 billion but not exceeding $7 billion; 0.325% of average daily net assets in excess of $7 billion but not exceeding $10 billion; and 0.30% of average daily net assets in excess of $10 billion.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of MLAM, MLFD, MLFDS, PSI, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares and cost of shares redeemed, since shares are recorded at $1.00 per share.

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                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................   2
Management of the Trust....................................................   6
 Trustees and Officers.....................................................   6
 Compensation of Trustees..................................................   7
 Management and Advisory Arrangements......................................   8
Purchase and Redemption of Shares..........................................   9
Portfolio Transactions.....................................................  11
Determination of Net Asset Value...........................................  13
Yield Information..........................................................  14
Taxes......................................................................  14
 Federal...................................................................  14
 State.....................................................................  17
Exchange Privilege.........................................................  17
General Information........................................................  18
 Description of Series and Shares..........................................  18
 Custodian.................................................................  19
 Transfer Agent............................................................  19
 Independent Auditors......................................................  19
 Legal Counsel.............................................................  20
 Reports to Shareholders...................................................  20
 Additional Information....................................................  20
Security Ownership of Certain Beneficial Owners............................  20
Appendix A.................................................................  21
Appendix B.................................................................  30
Independent Auditors' Report...............................................  31
Schedule of Investments....................................................  32
Financial Statements.......................................................  35


                                                                Code #10237-0298
[LOGO] MERRILL LYNCH

Merrill Lynch Retirement
Reserves Money Fund
Merrill Lynch
Retirement Series Trust

[ART]

Merrill Lynch Retirement Reserves Money
Fund is organized as a Massachusetts
business trust. It is not a bank nor does it offer fiduciary or trust services. Shares of the Fund are not equivalent to a bank account. As with any investment in securities, the value of a shareholder's investment in the Fund will fluctuate. The shares of the Fund are not insured by any Government agency and are not subject to the protection of the Securities
Investor Protection Corporation. A
shareholder's investment in the Fund is not insured by any government agency.


STATEMENT OF
ADDITIONAL
INFORMATION

February 27, 1998

Distributor:
Merrill Lynch
Funds Distributor, Inc.

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                           LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                                OR IMAGE IN TEXT
----------------------                           -------------------
Compass plate, circular                      Back cover of Prospectus and
graph paper and Merrill Lynch                 back cover of Statement of
logo including stylized                          Additional Information
market bull